As filed with the Securities and Exchange Commission on February 27, 2009

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check Appropriate Box or Boxes)

RS Investment Trust

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 766-3863

Copies to:
TERRY R. OTTON	TIMOTHY W. DIGGINS, Esq.
c/o RS Investments 388 Market Street San Francisco, California 94111	Ropes & Gray LLP One International Place Boston, MA 02110-2624
(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Class A, Class C, Class K, and Class Y shares

(Title of Securities Being Registered)

It is proposed that this filing will become effective on March 30, 2009, pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This registration statement relates solely to the sale of shares of RS Emerging Growth Fund.

RS INVESTMENT TRUST

RS Smaller Company Growth Fund

388 Market Street,

San Francisco, California, 94111

[—], 2009

Dear Shareholder:

You are cordially invited to attend a meeting of shareholders of RS Smaller Company Growth Fund, a series of RS Investment Trust (the “Trust”), to be held on [MEETING DATE], 2009, at [MEETING TIME], San Francisco time, at the offices of the Trust at 388 Market Street, San Francisco, California (the “Meeting”). At the Meeting, shareholders will be asked to vote on the proposed reorganization of RS Smaller Company Growth Fund into RS Emerging Growth Fund, also a series of the Trust. Each share of RS Smaller Company Growth Fund would be exchanged at net asset value for shares of RS Emerging Growth Fund. RS Investment Management Co. LLC (“RS Investments”) serves as the investment adviser to both funds.

Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is important. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

The Board of Trustees of the Trust, including all of the independent Trustees, has unanimously approved the reorganization of RS Smaller Company Growth Fund into RS Emerging Company Growth Fund. We’ve highlighted below some answers to questions that you may have about the proposal. The enclosed Prospectus/Proxy Statement provides you with detailed information about this reorganization proposal.

Q: How will the proposed reorganization benefit shareholders?

RS Smaller Company Growth Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the fund’s investment adviser, considers to be smaller “growth” companies, and RS Emerging Growth Fund invests principally in smaller, rapidly growing emerging companies. RS Smaller Company Growth Fund invests principally in companies with market capitalizations up to that of the largest company in the Russell 2000 Index ($3.3 billion as of December 31, 2008). RS Emerging Growth Fund, while it may invest in companies of any size, is likely under current market conditions to have a substantial amount of its assets invested in companies with market capitalizations up to 120% of the largest company in the Russell 2000 Index ($3.9 billion as of December 31, 2008) (“small-capitalization companies”). The weighted average market capitalization as of December 31, 2008 was $1.01 billion for RS Smaller Company Growth Fund and $1.17 billion for RS Emerging Growth Fund. In addition, effective May 1, 2009, RS Emerging Growth Fund is expected to change its name to RS Small Cap Growth Fund and change its principal investments so that it will normally invest at least 80% of its assets in small-capitalization companies. One of the two portfolio managers of RS Smaller Company Growth Fund is also a portfolio manager of RS Emerging Growth Fund.

RS Investments anticipates that the proposed reorganization will benefit shareholders by:

Focusing investment team resources: RS Smaller Company Growth Fund shares a common research platform with RS Emerging Growth Fund. As a result, the funds have some holdings in common. RS Investments believes that focusing small cap growth research efforts on one fund will allow the RS Growth Team to narrow its focus and provide greater research depth on the companies in which they invest. RS Investments believes that shareholders will benefit from a greater focus in research efforts.

Lowering fund expenses: RS Emerging Growth Fund pays management fees at a lower rate than RS Smaller Company Growth Fund. In addition, RS Emerging Growth Fund is larger than RS Smaller Company Growth Fund, and each share class of RS Emerging Growth Fund has a lower expense ratio than the corresponding share class of RS Smaller Company Growth Fund. Reorganizing RS Smaller Company Growth Fund into RS Emerging Growth Fund is expected to result in further economies of scale, which may further reduce expenses as a percentage of net assets, benefiting shareholders.

It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Fund directly as a result of the reorganization.

Q: Will shareholders be expected to pay for the proposed reorganization?

The costs of the reorganization will be divided between the two funds based on the expected relative benefits of the reorganization to each fund’s shareholders.

Q: How do I vote, and how many votes do I have?

You are entitled to one vote for each share you own. Fractional shares are entitled to a proportional fractional vote. You are invited to cast your vote in person at the Meeting, although we realize that this is not always possible.

We encourage you to use one of the following easy options today to record your vote promptly:

1.	Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

2.	Vote via Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3.	Vote by Mail. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

We appreciate your careful consideration of the proposal described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call us at (800) 766-3863.

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Respectfully,

Terry R. Otton, President

RS INVESTMENT TRUST

RS Smaller Company Growth Fund

388 Market Street,

San Francisco, California, 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE], 2009

To Shareholders of RS Smaller Company Growth Fund:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of RS Smaller Company Growth Fund, a series of RS Investment Trust (the “Trust”), that will be held at the offices of the Trust set forth above on [MEETING DATE], 2009, at [MEETING TIME] (San Francisco time), to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Smaller Company Growth Fund to RS Emerging Growth Fund, another series of the Trust, in exchange for shares of RS Emerging Growth Fund and the assumption by RS Emerging Growth Fund of all of the liabilities of RS Smaller Company Growth Fund, and the distribution of such shares to the shareholders of RS Smaller Company Growth Fund in complete liquidation of RS Smaller Company Growth Fund, all as described in the attached Prospectus/Proxy Statement.

2. Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement, and a form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on [RECORD DATE], 2009, as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

BENJAMIN L. DOUGLAS
Secretary

[—], 2009

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.

Preliminary prospectus dated February 27, 2009

The information in this prospectus/proxy statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus/proxy statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[—], 2009

RS Investment Trust

RS Smaller Company Growth Fund

388 Market Street

17th Floor

San Francisco, CA 94111

(1-800-766-3863)

PROSPECTUS/PROXY STATEMENT

This Prospectus/Proxy Statement is being furnished to shareholders of RS Smaller Company Growth Fund (“Smaller Company Growth Fund”), a diversified series of RS Investment Trust (the “Trust”), an open-end investment company, in connection with a Special Meeting of Shareholders of Smaller Company Growth Fund (the “Meeting”) to be held at the offices of the Trust set forth above on [MEETING DATE], 2009, at [MEETING TIME], San Francisco time. At the Meeting, shareholders of Smaller Company Growth Fund will be asked to approve the Agreement and Plan of Reorganization, dated [PLAN DATE], 2009, pursuant to which Smaller Company Growth Fund will be reorganized into RS Emerging Growth Fund (“Emerging Growth Fund”), another diversified series of the Trust (the “Reorganization”) (each of Smaller Company Growth Fund and Emerging Growth Fund is sometimes referred to herein as a “Fund” and, collectively, they are sometimes referred to herein as the “Funds”). This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the proposal (the “Proposal”).

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about [—], 2009.

A Statement of Additional Information dated [—], 2009, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy Statement by reference.

The Statement of Additional Information of the Trust, dated September 16, 2008 (as revised December 1, 2008), as supplemented from time to time, to the extent that it relates to Emerging Growth Fund, has been filed with the SEC and has been incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement

For a free copy of any of the documents listed above relating to the Funds or the Trust, shareholders may call 1-800-766-3863 or write to the Trust at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain the Trust’s Prospectuses, the Trust’s Statement of Additional Information, the Funds’ Annual Reports, and the Funds’ Semi-Annual Reports by accessing the Internet site for the Trust at www.RSinvestments.com.

Text-only versions of all of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RS INVESTMENT TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS INVESTMENT TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed Reorganization. You may also obtain a copy of the Trust’s prospectuses and statement of additional information, or ask any question about the Reorganization or this Prospectus/Proxy Statement generally, by calling 1-800-766-3863.

1. What transaction is being proposed?

The members of the Board of Trustees of the Trust (the “Board of Trustees”) have unanimously approved an Agreement and Plan of Reorganization between Smaller Company Growth Fund and Emerging Growth Fund (the “Agreement and Plan of Reorganization”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A. Pursuant to the terms of the Agreement and Plan of Reorganization, Smaller Company Growth Fund will transfer all of its assets to Emerging Growth Fund in exchange for shares of Emerging Growth Fund, and the assumption by Emerging Growth Fund of all the liabilities of Smaller Company Growth Fund. Following the transfer, Class A, Class C, Class K, and Class Y shares of Emerging Growth Fund will be distributed to shareholders of Smaller Company Growth Fund pro rata in accordance with their respective percentage ownership interests of Class A, Class C, Class K, or Class Y shares of Smaller Company Growth Fund on the closing date, which is expected to be on or around [CLOSING DATE], 2009 (the “Closing Date”). Smaller Company Growth Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.

It is intended that, as a result of the proposed Reorganization, each Smaller Company Growth Fund shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional Class A, Class C, Class K, or Class Y shares, as the case may be, of Emerging Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the Class A, Class C, Class K, or Class Y shares of Smaller Company Growth Fund held by such shareholder immediately prior to the closing of the Reorganization.

By approving the Agreement and Plan of Reorganization, shareholders of Smaller Company Growth Fund are approving the Reorganization, which includes the liquidation and dissolution of Smaller Company Growth Fund.

If shareholders of Smaller Company Growth Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Smaller Company Growth Fund and its shareholders.

2. Why is the Reorganization being proposed?

Smaller Company Growth Fund invests principally in companies that RS Investment Management Co. LLC (“RS Investments”), the Fund’s investment adviser, considers to be smaller “growth” companies, and Emerging Growth Fund invests principally in smaller, rapidly growing emerging companies. Smaller Company Growth Fund invests principally in companies with market capitalizations up to that of the largest company in the Russell 2000 Index ($3.3 billion as of December 31, 2008). Emerging Growth Fund, while it may invest in companies of any size, is likely under current market conditions to have a substantial amount of its assets invested in companies with market capitalizations up to 120% of the largest company in the Russell 2000 Index ($3.9 billion as of December 31, 2008). The weighted average market capitalization as of December 31, 2008 was $1.01 billion for Smaller Company Growth Fund, and $1.17 billion for Emerging Growth Fund. In addition, effective May 1, 2009, Emerging Growth Fund is expected to change its name to RS Small Cap Growth Fund and change its principal investments so that it will normally invest at least 80% of its assets in small-capitalization companies. One of the two portfolio managers of Smaller Company Growth Fund is also a portfolio manager of Emerging Growth Fund.

RS Investments anticipates that the Reorganization will benefit shareholders by:

Focusing investment team resources: Smaller Company Growth Fund shares a common research platform with Emerging Growth Fund. As a result, the Funds have some holdings in common. RS Investments believes that focusing small cap growth research efforts on one fund will allow the RS Growth Team to narrow its focus and provide greater research depth on the companies in which they invest. RS Investments believes that shareholders will benefit from a greater focus in research efforts.

Lowering fund expenses: Emerging Growth Fund pays management fees at a lower rate than Smaller Company Growth Fund. In addition, Emerging Growth Fund is larger than Smaller Company Growth Fund, and each share class of Emerging Growth Fund has a lower expense ratio than the corresponding class of Smaller Company Growth Fund. Reorganizing Smaller Company Growth Fund into Emerging Growth Fund may result in further economies of scale which may further reduce expenses as a percentage of net assets, benefiting shareholders.

3. How do the investment objectives, principal investment strategies, and policies of Smaller Company Growth Fund compare to those of Emerging Growth Fund?

The investment objective, principal investment strategies, and principal investments of Smaller Company Growth Fund and Emerging Growth Fund are similar and are summarized briefly below; a more detailed description of the Funds’ investment objective and strategies is set out in Appendix C. Effective May 1, 2009, the name of Emerging Growth Fund will change to RS Small Cap Growth Fund and the Fund will make other changes to its principal strategies and principal investments. As of such date, Emerging Growth Fund will be known as RS Small Cap Growth Fund and its investment objective, principal investment strategies, and principal investments will be as set forth in the table below. Smaller Company Growth Fund shareholders should consider these changes, which are anticipated to occur prior to the Closing Date of the Reorganization, in deciding whether to vote to approve the Reorganization.

Smaller Company Growth Fund	Emerging Growth Fund	Emerging Growth Fund (Effective May 1, 2009, RS Small Cap Growth Fund)
Objective: Long-term capital appreciation	Objective: Capital appreciation	Objective: Capital appreciation

Principal Strategies: The Fund invests principally in smaller growth companies.	Principal Strategies: The Fund invests principally in smaller, rapidly growing emerging companies.	Principal Strategies: The Fund invests principally in smaller, rapidly growing companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•   whether a company has sustainable revenue and/or earnings growth;

•   whether a company has a competitive advantage and strong financial characteristics;

•   whether a company is under followed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•   whether the company has experienced strong revenue growth;

•   whether the company appears to have a strong competitive position;

•   whether the company participates in what RS Investments considers an emerging growth industry or an emerging niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•   the price of the security appears high relative to the company’s prospects;

•   the company’s financial results are disappointing.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•   whether the company has experienced strong revenue growth; and

•   whether the company appears to have a strong competitive position.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•   the price of the security appears high relative to the company’s prospects;

•   the company’s financial results are disappointing.

• the company no longer provides these advantages; • the security’s price reflects the company’s value; • the security’s price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments: The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies — currently, companies with market capitalizations up to that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.3 billion, based on the size of the largest company on December 31, 2008). Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments: The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of the Fund’s investments will be in companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.9 billion, based on the size of the largest company on December 31, 2008).

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments: The Fund normally invests at least 80% of its net assets in small-capitalization companies. RS Investments defines small-capitalization companies as companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on June 30 of each year (currently, approximately $4.7 billion, based on the size of the largest company on June 30, 2008).

Smaller Company Growth Fund and Emerging Growth Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a Fund without the consent of the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”); other investment policies can be changed without such consent of shareholders of Smaller Company Growth Fund or Emerging Growth Fund, as applicable. The Funds have similar fundamental investment policies. A comparison of the fundamental investment policies of Smaller Company Growth Fund and of Emerging Growth Fund is attached to this Prospectus/Proxy Statement as Appendix B.

For more information regarding any of Emerging Growth Fund’s investment policies and restrictions, see the Statement of Additional Information relating to this Prospectus/Proxy Statement.

4. How do the fees and expenses of Smaller Company Growth Fund compare to those of Emerging Growth Fund, and what are they estimated to be following the Reorganization?

As shown in the expense tables below, the management fees paid to RS Investments are lower for Emerging Growth Fund than for Smaller Company Growth Fund. Also as shown in the expense tables, total annual fund operating expenses of Class A, Class C,

Class K, and Class Y shares, respectively, of Emerging Growth Fund are currently lower than the total and net annual fund operating expenses of Class A, Class C, Class K, and Class Y shares of Smaller Company Growth Fund. After the Reorganization, the total annual fund operating expense ratios for Class A, Class C, Class K, and Class Y shares of Emerging Growth Fund on a pro forma combined basis are expected to be lower than the total and net annual fund operating expense ratios of Class A, Class C, Class K, and Class Y shares, respectively, of Smaller Company Growth Fund. In addition, it is expected that the Reorganization will result in lower expense ratios for Class A and Class Y shares of Emerging Growth Fund.

Both Emerging Growth Fund and Smaller Company Growth Fund charge an identical sales charge upon purchase of a Fund’s Class A shares, and an identical contingent deferred sales charge upon sale of Class A shares or Class C shares if the conditions for application of such charge are met. Neither Fund charges a sales charge on Class K or Class Y shares or a redemption fee upon sale of a Fund’s shares.

The following tables show the expenses an investor would incur in connection with making an investment in Smaller Company Growth Fund and Emerging Growth Fund, and the fees and expenses paid by Smaller Company Growth Fund and Emerging Growth Fund for their fiscal years ended December 31, 2008. They also show pro forma fees and expenses for Emerging Growth Fund for the year ended December 31, 2008, assuming that the Reorganization had occurred as of December 31, 2007. The examples following the tables will help you compare the cost of investing in Smaller Company Growth Fund or Emerging Growth Fund currently with the estimated cost of investing in Emerging Growth Fund on a pro forma combined basis.

Shareholders of Smaller Company Growth Fund will not pay additional sales charges in connection with the Reorganization. For shareholders who had an account in Smaller Company Growth Fund on October 6, 2006, and have continuously held shares of one or more series of the Trust since October 6, 2006, Class A share purchases of any series of the Trust will continue to be available to such accounts without initial or contingent deferred sales loads following the Reorganization so long as such accounts continue to hold shares of one or more series of the Trust. The holding period for purposes of calculating any applicable contingent deferred sales load in shares of Smaller Company Growth Fund will carry over to the shares of Emerging Growth Fund received in connection with the Reorganization.

Shareholder Fees

(paid directly from an investment)

Smaller Company Growth Fund and Emerging Growth Fund

	Class A shares	Class C shares	Class K shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%(1)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None(2)	1.00%(3)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None	None	None
Redemption Fee	None	None	None	None

(1)	You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares.
(2)	Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.
(3)	Contingent deferred sales load applies for shares sold within one year of purchase.

Emerging Growth Fund (pro forma combined)

	Class A shares (pro forma combined)	Class C shares (pro forma combined)	Class K shares (pro forma combined)	Class Y shares (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%(1)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None(2)	1.00%(3)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None	None	None
Redemption Fee	None	None	None	None

(1)	You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares.
(2)	Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this load.
(3)	Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily assets)

Smaller Company Growth Fund

Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Annual Fund Operating Expenses	Fee Waiver/Expense Limitation(2)	Net Expenses(2)
Class A	1.00%	0.25%	0.30%	0.02%	1.57%	-0.01%	1.56%
Class C	1.00%	1.00%	1.84%	0.02%	3.86%	-0.01%	3.85%
Class K	1.00%	0.65%	1.06%	0.02%	2.73%	-0.01%	2.72%
Class Y	1.00%	None	0.28%	0.02%	1.30%	-0.01%	1.29%

Emerging Growth Fund

Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Annual Fund Operating Expenses
Class A	0.95%	0.25%	0.29%	0.02%	1.51%
Class C	0.95%	1.00%	1.16%	0.02%	3.13%
Class K	0.95%	0.65%	0.80%	0.02%	2.42%
Class Y	0.95%	None	0.21%	0.02%	1.18%

Emerging Growth Fund (pro forma combined)

Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Annual Fund Operating Expenses
Class A	0.95%	0.25%	0.28%	0.02%	1.50%
Class C	0.95%	1.00%	1.17%	0.02%	3.14%
Class K	0.95%	0.65%	0.86%	0.02%	2.48%
Class Y	0.95%	None	0.20%	0.02%	1.17%

(1)	The amounts indicated are expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2008.
(2)	RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Smaller Company Growth Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reflect the effect of this fee waiver on “Total Annual Fund Operating Expenses.” RS Investments may terminate this waiver after December 31, 2009.

Examples

These examples will help you compare the cost of investing in shares of Smaller Company Growth Fund with the cost of investing in shares of Emerging Growth Fund and the estimated cost of investing in shares of Emerging Growth Fund assuming consummation of the Reorganization. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year, that Smaller Company Growth Fund’s operating expenses through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Operating Expenses,” and that Emerging Growth Fund’s operating expenses are the same as those shown above under “Total Annual Fund Operating Expenses.” All expense information is based on the information set out in the tables above, including pro forma expense information for Emerging Growth Fund. Your actual costs may be higher or lower than those shown below. Based on these assumptions, your costs would be as shown in the table below.

Smaller Company Growth Fund

Class	One Year	Three Years	Five Years	Ten Years
Class A	$631	$961	$1,314	$2,304
Class C (assuming redemption)	$504	$1,227	$2,065	$4,230
Class C (assuming no redemption)	$404	$1,227	$2,065	$4,230
Class K	$286	$878	$1,495	$3,157
Class Y	$136	$424	$733	$1,611

Emerging Growth Fund

Class	One Year	Three Years	Five Years	Ten Years
Class A	$626	$944	$1,283	$2,240
Class C (assuming redemption)	$429	$1,003	$1,701	$3,552
Class C (assuming no redemption)	$329	$1,003	$1,701	$3,552
Class K	$254	$781	$1,335	$2,841
Class Y	$124	$386	$668	$1,471

Emerging Growth Fund (pro forma combined)

Class	One Year	Three Years	Five Years	Ten Years
Class A	$625	$941	$1,278	$2,229
Class C (assuming redemption)	$430	$1,006	$1,706	$3,561
Class C (assuming no redemption)	$330	$1,006	$1,706	$3,561
Class K	$260	$800	$1,366	$2,903
Class Y	$123	$383	$662	$1,459

Impact on Return Examples

These examples will help you assess the impact of the Funds’ operating expenses on the returns of Smaller Company Growth Fund and Emerging Growth Fund, and the impact of Emerging Growth Fund’s estimated operating expenses on returns assuming consummation of the Reorganization. The examples assume that you invest $10,000 for a 10-year period. The examples also assume that your investment has a 5% return each year, that Smaller Company Growth Fund’s operating expenses through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Operating Expenses,” and that Emerging Growth Fund’s operating expenses are the same as those shown above under “Total Annual Fund Operating Expenses.” All expense information is based on the information set out in the tables above, including pro forma expense information for Emerging Growth Fund. Your actual costs may be higher or lower.

Based on these assumptions, the following tables show, for each year and cumulatively for all 10 years, (1) the fees and the costs (the “Expenses”) associated with your investment, and (2) the difference (the “Impact on Return”) between your return if the Funds had not incurred the Expenses and your return after giving effect to the Expenses.

Smaller Company Growth Fund

Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$631	$162	$168	$173	$179	$185	$191	$198	$204	$211	$2,304
Impact on Return	$655	$195	$210	$226	$243	$262	$281	$301	$323	$346	$3,043
Class C Shares (assuming non-redemption)
Expenses	$404	$409	$413	$417	$421	$425	$429	$433	$437	$441	$4,230
Impact on Return	$404	$429	$455	$481	$509	$539	$570	$602	$637	$673	$5,300
Class K Shares
Expenses	$286	$293	$299	$305	$312	$319	$325	$332	$339	$347	$3,157
Impact on Return	$286	$307	$329	$351	$376	$401	$428	$456	$486	$518	$3,937
Class Y Shares
Expenses	$136	$141	$147	$152	$157	$163	$169	$175	$182	$188	$1,611
Impact on Return	$136	$148	$161	$174	$188	$204	$220	$237	$255	$274	$1,997

Emerging Growth Fund

Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$626	$156	$162	$167	$173	$179	$185	$191	$198	$204	$2,240
Impact on Return	$650	$189	$203	$219	$236	$253	$272	$292	$313	$336	$2,964
Class C Shares (assuming non-redemption)
Expenses	$329	$334	$340	$346	$352	$358	$364	$370	$376	$383	$3,552
Impact on Return	$329	$351	$374	$399	$424	$452	$480	$511	$542	$576	$4,437
Class K Shares
Expenses	$254	$260	$267	$273	$280	$287	$294	$301	$309	$316	$2,841
Impact on Return	$254	$273	$293	$314	$337	$360	$386	$412	$440	$470	$3,539
Class Y Shares
Expenses	$124	$129	$133	$138	$144	$149	$155	$160	$166	$173	$1,471
Impact on Return	$124	$135	$146	$159	$172	$186	$201	$217	$233	$251	$1,823

Emerging Growth Fund (pro forma combined)

Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$625	$155	$160	$166	$172	$178	$184	$190	$196	$203	$2,229
Impact on Return	$649	$188	$202	$218	$234	$252	$271	$291	$312	$334	$2,950
Class C Shares (assuming non-redemption)
Expenses	$330	$335	$341	$347	$353	$359	$365	$371	$377	$384	$3,561
Impact on Return	$330	$352	$375	$400	$426	$453	$482	$512	$544	$577	$4,449
Class K Shares
Expenses	$260	$267	$273	$280	$286	$293	$300	$307	$315	$322	$2,903
Impact on Return	$260	$280	$300	$322	$344	$368	$394	$421	$449	$479	$3,617
Class Y Shares
Expenses	$123	$127	$132	$137	$142	$148	$153	$159	$165	$171	$1,459
Impact on Return	$123	$134	$145	$157	$170	$184	$199	$215	$232	$249	$1,809

5. How have the Funds performed?

The charts and tables below provide some indication of the risk of investing in Smaller Company Growth Fund and Emerging Growth Fund, respectively, by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of broad measures of market performance. The first bar chart shows changes in Smaller Company Growth Fund’s Class A shares performance for the past ten calendar years; the second bar chart shows changes in Emerging Growth Fund’s Class A shares performance for the past ten calendar years. Returns do not reflect the impact of sales charges. If sales charges had been reflected in the bar charts, the returns would be lower than those shown.

The Average Annual Total Returns tables below compare Fund performance with a broad-based market index. The returns in the tables reflect the impact of sales charges. As a result, the returns in the tables are lower than the returns in the bar charts. Generally, the calculation of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. Each class of shares represents an investment in the same portfolio of securities as other classes of the same Fund. Annual returns of the four classes differ to the extent that Class C, Class K, and Class Y shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales charge.

A FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN EITHER OF THE FUNDS. NEITHER SMALLER COMPANY GROWTH FUND NOR EMERGING GROWTH FUND MAY ACHIEVE ITS INVESTMENT OBJECTIVE. EACH FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN. NO ASSURANCE CAN BE GIVEN THAT EMERGING GROWTH FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF PERFORMANCE AFTER THE REORGANIZATION.

Smaller Company Growth Fund – Annual Return for Class A Shares

For periods shown in bar chart:

Best Quarter: Fourth Quarter 1999, 34.90%

Worst Quarter: Third Quarter 2002, -27.06%

Emerging Growth Fund – Annual Return for Class A Shares

For periods shown in bar chart:

Best Quarter: Fourth Quarter 1999, 75.17%

Worst Quarter: Third Quarter 2001, -31.26%

Smaller Company Growth Fund – Average Annual Total Returns

For Periods Ended December 31, 2008:

	1 Year	5 Years	10 Years	Since Inception[6]
Class A Shares
Return Before Taxes	-50.55%	-7.79%	1.48%	4.14%
Return After Taxes on Distributions[1]	-50.64%	-8.88%	0.44%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	-32.74%	-6.21%	1.29%	3.64%
Class C Shares[3]	N/A	N/A	N/A	N/A
Class K Shares	-48.66%	—%	—%	-28.51%
Class Y Shares[4]	-47.94%	—%	—%	-32.15%
Russell 2000 Growth Index[5] (reflects no deduction for fees, expenses, or taxes)	-38.54%	-2.35%	-0.76%	1.11%

Emerging Growth Fund – Average Annual Total Returns

For Periods Ended December 31, 2008:

	1 Year	5 Years	10 Years	Since Inception[6]
Class A Shares
Return Before Taxes	-48.20%	-5.61%	0.13%	11.07%
Return After Taxes on Distributions[1]	-48.20%	-5.61%	-0.23%	9.38%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	-31.33%	-4.68%	0.00%	9.07%
Class C Shares	-46.94%	—%	—%	-37.60%
Class K Shares	-46.09%	—%	—%	-22.31%
Class Y Shares[4]	-45.42%	—%	—%	-27.01%
Russell 2000 Growth Index[5] (reflects no deduction for fees, expenses, or taxes)	-38.54%	-2.35%	-0.76%	6.36%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class A shares only. After-tax returns for Class C, K, and Y will vary.
(2)	Return After Taxes on Distributions and Sale of Fund Shares is higher than certain other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.
(3)	Performance information is not presented for Class C shares of Smaller Company Growth Fund because they do not have a full calendar year of performance as of 12/31/08. Between 1/2/08 (the inception date) and 12/31/08, Class C shares of Smaller Company Growth Fund had a return of -48.86%. During the same period, Class C shares of Emerging Growth Fund had a return of -46.21%.
(4)	Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

(5)	The Russell 2000 Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecast growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return represents the benchmark’s return since the inception of Class A shares of Smaller Company Growth Fund and Emerging Growth Fund. The benchmark’s returns since inception of the other classes are as follows: Smaller Company Growth – -37.57% for Class C, -19.94% for Class K, and -24.49% for Class Y; Emerging Growth – -30.65% for Class C, -18.96% for Class K, and -24.49% for Class Y.
(6)	The inception dates for Smaller Company Growth Fund shares are: 8/15/96 for Class A, 1/2/07 for Class C, 3/2/07 for Class K, and 5/1/07 for Class Y. The inception dates for Emerging Growth Fund shares are: 11/30/87 for Class A, 9/6/07 for Class C, 1/22/07 for Class K, and 5/1/07 for Class Y.

It is expected that Emerging Growth Fund will be the accounting successor in the Reorganization; therefore, its historical performance would carry over to the combined Fund for accounting purposes if the Reorganization occurs.

6. Who manages Emerging Growth Fund?

RS Investments, Smaller Company Growth Fund’s investment adviser, is also the investment adviser of Emerging Growth Fund and is responsible for the day-to-day investment management of Emerging Growth Fund. The portfolio managers of the Funds are:

Smaller Company Growth Fund	Emerging Growth Fund
D. Scott Tracy, CFA	Stephen J. Bishop
William J. Wolfenden III	Melissa Chadwick-Dunn
Allison K. Thacker
D. Scott Tracy, CFA

7. What are the principal risks of an investment in Emerging Growth Fund and how do they compare with those of Smaller Company Growth Fund?

The principal risks of Emerging Growth Fund are substantially similar to the principal risks associated with an investment in Smaller Company Growth Fund.

A shareholder could lose some or all of the shareholder’s investment in Smaller Company Growth Fund or Emerging Growth Fund. Among the principal risks of investing in either Smaller Company Growth Fund or Emerging Growth Fund, which could adversely affect their net asset values and total returns, are:

•	Equity Securities Risk. The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•	Investment Style Risk. A Fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•

Small Companies Risk. Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•

Overweighting Risk. Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

•

Underweighting Risk. If a Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

•	Technology Investment Risk. Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

•

Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, each Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

•	Cash Position Risk. To the extent that a Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

•

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of a Fund to sell a security at an advantageous time or price. In addition, a Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

For additional discussion of these principal risks, and for discussion of other risks of the Funds, please see Appendix C.

8. What Emerging Growth Fund shares will shareholders of Smaller Company Growth Fund receive if the Reorganization occurs?

Shareholders of Smaller Company Growth Fund will receive Class A, Class C, Class K, or Class Y shares in Emerging Growth Fund in return for their Class A, Class C, Class K, or Class Y shares, respectively, of Smaller Company Growth Fund.

9. How do the shareholder policies and procedures of Emerging Growth Fund compare to the shareholder policies and procedures of Smaller Company Growth Fund?

The shareholder policies and procedures of Emerging Growth Fund are identical to the shareholder policies and procedures of Smaller Company Growth Fund. For additional information regarding the shareholder policies and procedures of Emerging Growth Fund, please see Appendix C.

Each Fund distributes substantially all of its net investment income and net capital gain income at least once a year.

10. What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by Smaller Company Growth Fund or its shareholders as a result of the Reorganization, and the aggregate tax basis of Emerging Growth Fund shares that Smaller Company Growth Fund shareholders will receive in exchange for their Smaller Company Growth Fund Shares will be the same as the aggregate tax basis of the Smaller Company Growth Fund shares exchanged therefor. However, because the Reorganization will end the tax year of Smaller Company Growth Fund, it may accelerate distributions from Smaller Company Growth Fund to shareholders. Specifically, Smaller Company Growth Fund will recognize any taxable income included in the computation of investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Reorganization, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date. It is anticipated that any such capital gains will be offset by available capital losses.

Emerging Growth Fund’s ability to use pre-Reorganization capital losses of Smaller Company Growth Fund to offset gains of the combined Fund is expected to be limited due to the application of loss limitation rules under U.S. federal tax law. For instance, on January 14, 2009, Smaller Company Growth Fund had approximately $57 million in pre-Reorganization losses (including net realized losses and capital loss carryforwards) available to offset future capital gains. If the Reorganization had occurred on that date, the combined Fund’s use of Smaller Company Growth Fund’s losses would generally be limited to approximately $5 million per year until the losses expire. In addition, as of the same date, Smaller Company Growth Fund had approximately $25 million of net unrealized losses representing approximately 28% of its net assets, which also would be subject to the annual cap to the extent realized within the five-year period following the Reorganization. These figures are approximate and likely to change by the date of the Reorganization. For example, to the extent that outstanding Smaller Company Growth Fund shares are redeemed prior to the Reorganization, such that the net asset value of Smaller Company Growth Fund is reduced below the net asset value of the Fund on January 14, 2009, the combined Fund will be able to use even fewer of Smaller Company Growth Fund’s pre-Reorganization losses.

Furthermore, although Emerging Growth Fund’s aggregate pre-Reorganization losses of over $1.3 billion were substantially larger than those of Smaller Company Growth Fund (both in amount and as a percentage of the Fund’s net assets) on January 14, 2009, over 90% of Emerging Growth Fund’s losses expire in the next two years. The balance of Emerging Growth Fund’s losses (about $106 million), representing about 45% of the Fund’s net assets as of January 14, 2009, expire in eight to nine years. All of Smaller Company Growth Fund’s losses, representing approximately 64% of its net assets as of January 14, 2009, will expire in eight to nine years (absent the Reorganization). Thus, viewing exclusively each Fund’s carryforwards available over the longer period, Smaller Company Growth Fund’s loss carryforwards were greater proportionally than those of Emerging Growth Fund (as a percentage of the Fund’s net assets) on January 14, 2009. When spread over the larger asset base of the combined Fund (roughly 364% of the size of Smaller Company Growth Fund as of January 14, 2009), the benefits of those capital loss carryforwards to shareholders of Smaller Company Growth Fund will be further diminished.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

A portion of the portfolio assets of Smaller Company Growth Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Smaller Company Growth Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Smaller Company Growth Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Please see “II. PROPOSAL: REORGANIZATION OF SMALLER COMPANY GROWTH FUND INTO EMERGING GROWTH FUND – Federal Income Tax Consequences” for additional information.

11. Will shareholders be expected to pay for the Reorganization?

The fees and expenses for the transaction are estimated to be approximately $500,000, including legal and accounting expenses, portfolio transfer taxes (if any), brokerage commissions and other transaction costs associated with repositioning the portfolios (both before and after the Reorganization), and other similar expenses incurred in connection with the Reorganization. The costs of the Reorganization will be divided between the two Funds based on the expected relative benefits of the Reorganization to each Fund’s shareholders. To the extent that the total fees and expenses of the Reorganization exceed $450,000, RS Investments has agreed to bear those costs. The estimated costs of the Reorganization to be borne by Smaller Company Growth Fund and Emerging Growth Fund are approximately $250,000 and $200,000, respectively.

It is anticipated that a portion of the portfolio securities of Smaller Company Growth Fund will be sold in connection with the Reorganization prior to the Closing Date, and that a portion of the portfolio securities received from Smaller Company Growth Fund in the Reorganization will subsequently be sold by Emerging Growth Fund. Shareholders of Smaller Company Growth Fund and Emerging Growth Fund will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning. The estimate of brokerage commissions and other transaction costs included in the estimate for the transaction set forth in the paragraph above is based on market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the range stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards).

II. PROPOSAL: REORGANIZATION OF SMALLER COMPANY GROWTH FUND INTO EMERGING GROWTH FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Smaller Company Growth Fund by and on behalf of the Board of Trustees for use at the Meeting.

Terms of The Proposed Reorganization.

Shareholders of Smaller Company Growth Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the shareholders of Smaller Company Growth Fund, the Reorganization is expected to occur on or around the Closing Date, or such other date as the parties may agree, under the Agreement and Plan of Reorganization.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•

Smaller Company Growth Fund will transfer all of its assets and liabilities to Emerging Growth Fund in exchange for Class A, Class C, Class K, and Class Y shares of Emerging Growth Fund, with an aggregate net asset value equal to the net value of the transferred assets and liabilities. The liabilities consist of all of Smaller Company Growth Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

•

The assets and liabilities of Smaller Company Growth Fund and Emerging Growth Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for Emerging Growth Fund, which are identical to the valuation policies and procedures for Smaller Company Growth Fund.

•

The Class A, Class C, Class K, and Class Y shares of Emerging Growth Fund received by Smaller Company Growth Fund will be distributed to the shareholders of Smaller Company Growth Fund pro rata based on their ownership of Class A, Class C, Class K, or Class Y shares, as the case may be, of Smaller Company Growth Fund, in full liquidation of Smaller Company Growth Fund.

•	After the Reorganization, Smaller Company Growth Fund’s affairs will be wound up, and Smaller Company Growth Fund will be liquidated.

•

The Reorganization requires approval by shareholders of Smaller Company Growth Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time by mutual agreement of the Funds and under certain other circumstances.

Emerging Growth Fund Shares.

If the Reorganization occurs, shareholders of Smaller Company Growth Fund will receive Class A, Class C, Class K, or Class Y shares of Emerging Growth Fund. Emerging Growth Fund shares that a Smaller Company Growth Fund shareholder will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s Class A, Class C, Class K, or Class Y shares, as the case may be, of Smaller Company Growth Fund as of the business day before the Closing Date, as determined using the Trust’s valuation policies and procedures.

•

Class A, Class C, Class K, and Class Y shares of Emerging Growth Fund and Smaller Company Growth Fund have identical sales charges imposed on purchases and related break points. Any contingent deferred sales load will be calculated based on a shareholder’s purchase date of Class A or Class C shares of Smaller Company Growth Fund, as applicable.

Factors Considered by the Board of Trustees.

The Trustees (including those Trustees who are not “interested persons” as defined by the 1940 Act) of the Trust, held a meeting on February 11, 2009, to evaluate and consider the proposal to reorganize Smaller Company Growth Fund into Emerging Growth Fund (as previously defined, the “Reorganization”). As part of their review process, the Independent Trustees were represented by independent legal counsel. In the course of their evaluation, the Trustees reviewed materials received from RS Investments, independent legal counsel, and other information made available to them about the Funds. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other things, historical performance information, historical expense ratios, and the projected expense ratio of Emerging Growth Fund following the Reorganization. The Trustees approved the Reorganization by written consent dated February 27, 2009.

Based upon their review, the Trustees, including all of the Independent Trustees, unanimously concluded that it was in the best interests of both Funds that the Reorganization be approved and that the interests of both Funds’ shareholders would not be diluted as a result of the Reorganization. In reaching this conclusion, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. The Trustees considered:

•

that the combination of the two Funds will provide shareholders of Smaller Company Growth Fund an opportunity to continue to invest in a diversified portfolio of smaller companies with the potential for rapid growth;

•	that one of the two portfolio managers of Smaller Company Growth Fund is also a portfolio manager of Emerging Growth, and that the investment styles of the Funds are substantially similar;

•	the anticipated changes to Emerging Growth Fund’s principal investment strategies and principal investments;

•

that Emerging Growth Fund is larger than Smaller Company Growth Fund, pays management fees at a lower rate, and each share class of Emerging Growth Fund has a lower expense ratio than the corresponding share class of Smaller Company Growth Fund, and is anticipated to have lower expense ratios than Smaller Company Growth Fund after the Reorganization;

•	that the combined Fund will be substantially larger, resulting in potentially lower expenses resulting from fixed costs being spread over a larger asset base;

•

that RS Investments believes that it is unlikely that Smaller Company Growth Fund will increase substantially in size in the foreseeable future from the sale of additional shares, and so Smaller Company Growth Fund is unlikely to achieve further economies of scale or cost savings that often accompany increases in a mutual fund’s size;

•	the relative investment performance of the Funds;

•	the costs relating to the Reorganization expected to be borne by Smaller Company Growth Fund and the potential benefits of the Reorganization to shareholders of Smaller Company Growth Fund;

•

that all liabilities and obligations of Smaller Company Growth Fund of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date, will be transferred to Emerging Growth Fund; and

•	that any potential tax costs to shareholders resulting from the Reorganization might be expected to be outweighed by the anticipated benefits of the Reorganization.

A vote of shareholders of Emerging Growth Fund is not needed to approve the Reorganization.

Federal Income Tax Consequences.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to Emerging Growth Fund and Smaller Company Growth Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Smaller Company Growth Fund and Emerging Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Section 361 of the Code, no gain or loss will be recognized by Smaller Company Growth Fund upon the transfer of its assets to Emerging Growth Fund in exchange for Emerging Growth Fund shares and the assumption by Emerging Growth Fund of Smaller Company Growth Fund’s liabilities, or upon the distribution of Emerging Growth Fund shares by Smaller Company Growth Fund to its shareholders in liquidation;

•

Under Section 354 of the Code, no gain or loss will be recognized by shareholders of Smaller Company Growth Fund on the distribution of Emerging Growth Fund shares to them in exchange for their shares of Smaller Company Growth Fund;

•

Under Section 358 of the Code, the aggregate tax basis of Emerging Growth Fund shares that Smaller Company Growth Fund’s shareholders receive in exchange for their Smaller Company Growth Fund shares will be the same as the aggregate basis of Smaller Company Growth Fund shares exchanged therefor;

•

Under Section 1223(1) of the Code, Smaller Company Growth Fund shareholders’ holding period for Emerging Growth Fund shares received pursuant to the Agreement and Plan of Reorganization will be determined by including the holding period for Smaller Company Growth Fund shares exchanged therefor, provided that the shareholder held Smaller Company Growth Fund shares as a capital asset on the date of the exchange;

•

Under Section 1032 of the Code, no gain or loss will be recognized by Emerging Growth Fund upon receipt of the assets transferred to Emerging Growth Fund pursuant to the Agreement and Plan of Reorganization in exchange for Emerging Growth Fund shares and the assumption by Emerging Growth Fund of the liabilities of Smaller Company Growth Fund;

•

Under Section 362(b) of the Code, Emerging Growth Fund’s tax basis in the assets that Emerging Growth Fund receives from Smaller Company Growth Fund will be the same as Smaller Company Growth Fund’s tax basis in such assets immediately prior to such exchange;

•	Under Section 1223(2) of the Code, the holding period in the shares of Emerging Growth Fund will include the holding period that existed in Smaller Company Growth Fund shares; and

•

Under Section 381 of the Code, Emerging Growth Fund will succeed to the capital loss carryovers of Smaller Company Growth Fund, if any, but the use by Emerging Growth Fund of any such capital loss carryovers (and of capital loss carryovers of Emerging Growth Fund) may be subject to limitation under Section 383 of the Code.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.

A portion of the portfolio assets of Smaller Company Growth Fund is expected to be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Smaller Company Growth Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to Smaller Company Growth Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to such shareholders. It is anticipated that any such capital gains will be offset by available capital losses.

Prior to the closing of the Reorganization, Smaller Company Growth Fund will, and Emerging Growth Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

Emerging Growth Fund’s ability to use pre-Reorganization capital losses (including any capital loss carryforwards, net current year capital losses, and net unrealized losses that exceed certain thresholds) of Smaller Company Growth Fund to offset gains of the combined Fund is expected to be limited due to the application of loss limitation rules under U.S. federal tax law. First, if the Reorganization had occurred on January 14, 2009 (as of which date all numeric examples below are calculated), Smaller Company Growth Fund’s pre-Reorganization losses would go into “loss limitation,” and the combined Fund’s use of these losses to offset gains would be subject to an annual cap until expiration of the losses. For example, on January 14, 2009, Smaller Company Growth Fund had approximately $57 million in capital loss carryforwards and net losses year-to-date. The use of these losses by Emerging Growth Fund to offset any post-Reorganization gains would be subject to an annual cap of approximately $5 million until the losses expire. In addition, as of January 14, 2009, Smaller Company Growth Fund had approximately $25 million of unrealized net losses which also would be subject to the annual cap to the extent realized within the five-year period following the Reorganization. In the event that both Funds are subject to loss limitation, there will be further limitations than described above and a greater likelihood of accelerated distributions to shareholders and higher taxes. Second, for the first taxable year ending after the closing date of the Reorganization, only that percentage of Emerging Growth Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Reorganization can be reduced by capital loss carryforwards of Smaller Company Growth Fund. That percentage is also applied to the loss limitation amount for that first year. Third, for five years beginning after the Closing Date, each Fund’s pre-Reorganization losses cannot be used to offset unrealized gains in the other Fund that are “built-in” at the time of the Reorganization and that exceed certain thresholds. This limitation affects the combined Fund only to the extent that either Fund has built-in gains as of the date of the Reorganization; the limitation would have no effect if the Reorganization had taken place on January 14, 2009, since neither Fund had net built-in gains as of that date. Indeed, the effect of all of these loss limitation rules will depend on several factors, including the amount of gains and losses in each Fund at the time of the Reorganization and at the close of each taxable year.

Furthermore, as a result of the spreading of Smaller Company Growth Fund’s capital loss carryforwards over a combined asset base that is roughly 364% of the size of Smaller Company Growth Fund’s asset base, the benefits of those capital loss carryforwards to shareholders of Smaller Company Growth Fund will be further diminished. As of January 14, 2009, Smaller Company Growth Fund’s losses representing about 64% of the Fund’s net asset value will expire in eight to nine years. As of the same date, Emerging Growth Fund had losses representing approximately 563% of the Fund’s net assets. However, because the majority of Emerging Growth Fund’s losses are set to expire in the next two years, these losses would not be available to shelter the combined Fund’s gains beyond 2010. The losses of Emerging Growth Fund that expire in eight to nine years are equal to only approximately 45% of its net assets as of January 14, 2009. In the Reorganization, Smaller Company Growth Fund’s greater proportionate longer-lived losses (as a percentage of NAV) will be spread across the larger asset base of the combined Fund. As a result of the spreading-of-losses effect and the application of the loss limitation rules, had the Reorganization occurred on January 14, 2009, former Smaller Company Growth Fund shareholders may well have received taxable distributions of capital gains from Emerging Growth Fund at times when those gains would have been offset by Smaller Company Growth Fund’s capital losses (and therefore would not have been distributed and taxed) had the Reorganization not occurred.

In addition, if at the time of the Reorganization either Fund has any “built-in” (unrealized) gains or (in the case of Emerging Growth Fund) any taxable gains realized but not distributed to its shareholders prior to the Reorganization, the shareholders of the combined Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. As of January 14, 2009, neither Fund had any net built-in gains or net realized but undistributed gains.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

The Funds have the same service providers. It is not expected that any service providers to Emerging Growth Fund would change as a result of the Reorganization. Additional information regarding Emerging Growth Fund’s service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of December 31, 2008, (i) the capitalization of Smaller Company Growth Fund and Emerging Growth Fund, and (ii) the pro forma capitalization of Emerging Growth Fund, as adjusted, giving effect to the proposed Reorganization:

	Smaller Company Growth Fund	Emerging Growth Fund	Emerging Growth Fund Pro Forma Combined*
Net asset value (000s)
Class A	$98,315	$251,233	$349,547
Class C	18	305	323
Class K	93	212	306
Class Y	1,026	6,222	7,248

Net asset value per share
Class A	$10.49	$22.10	$22.10
Class C	10.29	21.74	21.74
Class K	10.34	21.76	21.76
Class Y	10.54	22.23	22.23

Shares outstanding (000s)
Class A	9,370	11,366	15,814
Class C	2	14	15
Class K	9	10	14
Class Y	97	280	326

*	Assumes the Reorganization was consummated on December 31, 2008, and is for information purposes only.

The capitalizations of Smaller Company Growth Fund and Emerging Growth Fund, and consequently the pro forma capitalization of Emerging Growth Fund, are likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of Smaller Company Growth Fund and Emerging Growth Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to Smaller Company Growth Fund and Emerging Growth Fund is included under Appendix C. Additional information applicable to Emerging Growth Fund can also be found in the statement of additional information relating to this Prospectus/Proxy Statement, dated [—], 2009.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF SMALLER COMPANY GROWTH FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

Required Vote for the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of Smaller Company Growth Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Smaller Company Growth Fund or (2) 67% or more of the shares of Smaller Company Growth Fund present at a meeting if more than 50% of the outstanding shares of Smaller Company Growth Fund are represented at the Meeting in person or by proxy. A vote of shareholders of Emerging Growth Fund is not needed to approve the Reorganization. Class A, Class C, Class K, and Class Y shareholders of Smaller Company Growth Fund will vote together as a single Class.

If shareholders of Smaller Company Growth Fund do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Smaller Company Growth Fund and its shareholders.

Voting Information.

The Board of Trustees has fixed the close of business on [RECORD DATE], 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and related enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of the Trust, or by regular employees of RS Investments, none of whom will receive compensation for their participation in the solicitation. In addition, the firm of Computershare Fund Services, Inc. (“CFS”) has been retained to assist in the solicitation of proxies at a cost that is not expected to exceed $300,000 (consisting of an estimated $150,000 in solicitation costs and an estimated $150,000 in printing costs), although actual costs may be substantially higher.

Voting Process.

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date, and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders of Smaller Company Growth Fund may receive a telephone call from a representative of CFS, the Trust’s proxy solicitor, if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy instruction is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card , and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her instruction and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders of Smaller Company Growth Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date.

Quorum and Method of Tabulation.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing and delivering a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

The Amended and Restated Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of votes against the Proposal.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. The Trust may request that selected brokers or nominees refrain from returning proxies in respect of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Distributor’s Address.

The address of Smaller Company Growth Fund’s distributor is Guardian Investor Services LLC (“GIS”), 7 Hanover Square, New York, New York 10004. GIS is also the distributor of Emerging Growth Fund and will remain the distributor of Emerging Growth Fund after the proposed Reorganization.

Share Ownership.

As of [RECORD DATE], 2009, Smaller Company Growth Fund had [    ] issued and outstanding voting shares. As of [RECORD DATE], 2009, the Trustees and officers of the Trust [owned less than one percent] of the outstanding shares of Smaller Company Growth Fund and Emerging Growth Fund. As of [RECORD DATE], 2009, the following shareholders owned of record five percent or more of Smaller Company Growth Fund or Emerging Growth Fund:

Smaller Company Growth Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Emerging Growth Fund Owned Upon Consummation of the Reorganization*
[ ]	[ ]	[ ]	[ ]

Emerging Growth Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Emerging Growth Fund Owned Upon Consummation of the Reorganization*
[ ]	[ ]	[ ]	[ ]

*	Percentage owned assuming completion of the Reorganization on [RECORD DATE], 2009.

No person was known to the Trust to own beneficially 5% or more of either Fund’s outstanding shares as of that date other than the persons listed above.

Adjournments; Other Business.

If a quorum for Smaller Company Growth Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require an affirmative vote of a majority of the shares of Smaller Company Growth Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal; broker non-votes received in respect of the Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by RS Investments.

The Board of Trustees knows of no business to be brought before the Meeting other than the Proposal. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Date of Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Trust’s Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2009. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to the printing and sending of proxy materials.

IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about Emerging Growth Fund is included in the Statement of Additional Information dated [—], 2009, relating to this Prospectus/Proxy Statement, the Statement of Additional Information of the Trust dated September 16, 2008 (as revised December 1, 2008), and the Funds’ annual and semiannual reports to shareholders, all of which have been filed with the SEC under the Securities Act of 1933. Copies of these materials may be obtained without charge by calling 1-800-766-3863.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite

1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

23

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [•], 2009, by and among RS Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of RS Emerging Growth Fund (the “Acquiring Fund”), and on behalf of RS Smaller Company Growth Fund (the “Acquired Fund”), and, for purposes of Section 9.2 only, RS Investment Management Co. LLC (“RSIM”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A shares (the “Class A Acquiring Fund Shares”), Class C shares (the “Class C Acquiring Fund Shares”), Class K shares (the “Class K Acquiring Fund Shares”) and Class Y shares (the “Class Y Acquiring Fund Shares”, and, together with the Class A Acquiring Fund Shares, the Class C Acquiring Fund Shares, the Class K Acquiring Fund Shares, and the Class Y Acquiring Fund Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the Acquiring Fund shares, pro rata to the shareholders of the corresponding class of shares of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Before the Closing Date, the Acquired Fund will declare and pay to its shareholders a dividend or dividends in an amount such that it will have distributed (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) net capital gains, all as described in Section 6.6.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)	The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets, subject to liabilities, of the Acquired Fund as set forth in Section 1.2.

(b)

The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class A Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to its Class A shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, (2) the number of Class C Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class C shares, less the amount of the liabilities of the Acquired Fund attributable to its Class C shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class C Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, (3) the number of Class K Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class K shares, less the amount of the liabilities of the Acquired Fund attributable to its Class K shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class K Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (4) the number of Class Y Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class Y shares, less the amount of the liabilities of the Acquired Fund attributable to its Class Y shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class Y Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)

Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class A shareholder of the Acquired Fund shall be entitled to receive that number of Class A Acquiring Fund Shares equal to the total of (i) the number of Class A shares of the Acquired Fund held by such shareholder divided by the number of Class A shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquiring Fund Shares received by the Acquired Fund. Each Class C shareholder of the Acquired Fund shall be entitled to receive that number of Class C Acquiring Fund Shares equal to the total of (i) the number of Class C shares of the Acquired Fund held by such shareholder divided by the number of Class C shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class C Acquiring Fund Shares received by the Acquired Fund. Each Class K shareholder of the Acquired Fund shall be entitled to receive that number of Class K Acquiring Fund Shares equal to the total of (i) the number of Class K shares of the Acquired Fund held by such shareholder divided by the number of Class K shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class K Acquiring Fund Shares received by the Acquired Fund. Each Class Y shareholder of the Acquired Fund shall be entitled to receive that number of Class Y Acquiring Fund Shares equal to the total of (i) the number of Class Y shares of the Acquired Fund held by such shareholder divided by the number of Class Y shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class Y Acquiring Fund Shares received by the Acquired Fund.

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses or prepaid expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.	With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.	Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION

2.1.

On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A, Class C, Class K, and Class Y Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.	The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.	The net asset value of a Class A, Class C, Class K, or Class Y Acquiring Fund Share shall be the net asset value per Class A share, Class C, Class K, or Class Y share, as the case may be, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Declaration of Trust and the Acquiring Fund Prospectus.

2.4.	The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.	The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one or more share deposit receipts registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.

The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.	All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Declaration of Trust and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be [•], 2009, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

3.4.	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Trust, on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquired Fund is not in violation in any material respect of any provisions of the Declaration of Trust or the Trust’s Bylaws (the “Bylaws”) or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)	Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)	The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2008.

(h)

Since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code.

(k)	The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date are divided into Class A shares, Class C shares, Class K shares, and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)	The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)	The information relating to the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)	As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)	There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)	As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of December 31, 2008 referred to in Section 4.1(h) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2008, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)	To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.	Representations and Warranties of the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquiring Fund is not in violation in any material respect of any provisions of the Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	Except as otherwise disclosed to the Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)	The statement of assets and liabilities, statement of operations, statement of changes in net assets, and schedule of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2008.

(g)	Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(h)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code. To the knowledge of the Acquiring Fund, the Acquiring Fund will not have had any tax deficiency or liability asserted against it or question with respect thereto raised. As of the Closing Date, the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A shares, Class C shares, Class K shares, and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)	The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)	As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)	There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)	The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.	COVENANTS OF THE PARTIES.

5.1.	The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions.

5.2.	The Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date to consider and act upon this Agreement, including the sale of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund as herein provided, and authorizing the liquidation of the Acquired Fund. The Trust will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.	Each of the Trust, the Acquired Fund, and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.	As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by the Trust’s President and Treasurer.

5.6.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.	The Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2008.

6.3.	The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire, and as of the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to ensure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

6.4.	All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.	The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.	The Trust, on behalf of the Acquired Fund, prior to the Closing Date, has declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders (i) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid), (ii) all of the excess, if any, of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, and (iii) all of the Acquired Fund’s net capital gain realized (after reduction by any capital loss carryover), in each case for both the current taxable year (that will end on the exchange date) and immediately preceding taxable year.

6.7.	The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.	The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.	All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.	The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)	The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(c)	The execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound.

(d)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(e)	Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.	All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Trust and the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)	The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which it is bound.

(c)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(e)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(f)	Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A shares, Class C shares, Class K shares, and Class Y shares of beneficial interest in the Acquiring Fund.

(g)	The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Trust, the Acquiring Fund, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement shall have been approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund in the manner required by the Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Trust, the Acquired Fund, or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, although the matter is not free from doubt, generally for federal income tax purposes:

(a)	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets transferred to it pursuant to this Agreement in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(d)	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund in the transactions contemplated by this Agreement will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The Acquiring Fund’s holding periods with respect to the assets of the Acquired Fund will include the respective periods for which the assets were held by the Acquired Fund;

(f)	Acquired Fund shareholders will recognize no gain or loss on the distribution of Acquiring Fund Shares to them in exchange for their Acquired Fund Shares;

(g)	The aggregate tax basis of the Acquiring Fund Shares that an Acquired Fund shareholder receives in connection with the transactions contemplated by this Agreement will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor;

(h)	An Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares received pursuant to this Agreement will be determined by including the holding period of the Acquired Fund Shares exchanged for the Acquiring Fund Shares, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange; and

(i)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be waived by the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9.	BROKERAGE FEES; EXPENSES.

9.1.	Each of the Trust, the Acquired Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.	All of the fees and expenses of the transaction, including without limitation, printing and mailing of proxies, solicitation of proxies and tabulation of votes of the Acquired Fund shareholders, accounting, legal and custodial expenses shall be allocated between the Acquired Fund and the Acquiring Fund based on the expected relative benefits of the Reorganization to each Fund’s shareholders. To the extent that the total fees and expenses of the Reorganization exceed $450,000, RS Investments agrees that it will bear those costs.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.	The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	TERMINATION

11.1.	This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.	In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.	If the transactions contemplated by this Agreement have not been substantially completed by October 31, 2009, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.4.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, the Acquiring Fund or the Acquired Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.	MISCELLANEOUS.

15.1.	The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	A copy of the Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Trust and the Acquiring Fund by the Trustees or officers of the Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS INVESTMENT TRUST
On behalf of RS Emerging Growth Fund

By:
Name:	Terry R. Otton
Title:	President

RS INVESTMENT TRUST
On behalf of RS Smaller Company Growth Fund

By:
Name:	Terry R. Otton
Title:	President

For purposes of Section 9.2 only:

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name:	Terry R. Otton
Title:	Chief Executive Officer

APPENDIX B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set out below are each Fund’s fundamental investment restrictions. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

Smaller Company Growth Fund	Emerging Growth Fund

Senior Securities

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that it may borrow up to one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.	The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

Margin Purchases

The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

Note: Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.

No fundamental investment restriction.

Borrowing

The Fund may not borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

The Fund may not borrow money, except to the extent permitted by applicable law, regulation or order.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Underwriting

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	Same.

Diversification

As to 75% of its total assets, the Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.	As to 75% of its total assets, the Fund may not purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

Lending

The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.	Same.

B-1

Smaller Company Growth Fund	Emerging Growth Fund

Commodities

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the prospectus or statement of additional information at the time.	Same.

Real Estate

The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.

Note: For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.

Same.

In addition to the fundamental investment restrictions discussed above, each Fund may not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). Smaller Company Growth Fund is also subject to the restriction that it may not invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than  1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than  1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. These policies may be changed without shareholder approval

B-2

Appendix C

Additional Information Relating to

RS Smaller Company Growth Fund and RS Emerging Growth Fund

Your Investment

Principal Risks; Additional Information About Investment Strategies and Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that RS Investments believes are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Prospectus/Proxy Statement and in the chart below, and are described in this section. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. In addition, each Fund may be subject to additional risks other than those described below and in the following pages because the types of investments made by each Fund can change over time. The “Investments and Risks” section in the Statement of Additional Information relating to this Prospectus/Proxy Statement includes more information about the Funds, their investments, and the related risks.

There is no guarantee that a Fund will achieve its objective, and you may lose money by investing in a Fund. In the sections that follow, more detail is provided about the Funds’ principal risks and about circumstances that could adversely affect the value of a Fund’s shares or its total return.

	RS Emerging Growth Fund	RS Smaller Company Growth Fund
Cash Position Risk	X	X
Equity Securities Risk	X	X
Investment Style Risk	X	X
Liquidity Risk	X	X
Overweighting Risk	X	X
Portfolio Turnover Risk	X	X
Small and/or Midsized Companies Risk	X	X
Technology Investment Risk	X	X
Underweighting Risk	X	X

The analysis of an investment by RS Investments can be incorrect and its selection of investments can lead to a Fund’s underperforming other funds with similar investment strategies. RS Investments may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may be more dependent on RS Investments’ analysis than would be the case for other types of securities.

Many of the Funds’ investment strategies and portfolio investments differ from those of most other equity mutual funds. RS Investments may aggressively seek to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of a Fund’s assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for other mutual funds. This approach to investing may make a Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or economic conditions. A Fund may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Investment Trust (the “Trust”) may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of a Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of that Fund’s net assets. To the extent that a Fund holds assets in cash and otherwise uninvested, the ability of a Fund to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s portfolio managers view as unfavorable for equity securities.

A Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that each of the Funds will invest in the IPO, even if the security is one in which a Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case. IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund’s investment performance. A Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles. A mutual fund pursuing a dividend-oriented investment strategy may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”).

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the Prospectus/Proxy Statement but do have the effect of reducing a Fund’s investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under “Financial Highlights” in this Appendix.

Small and/or Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If a Fund underweights its investment in an industry or group of industries in relation to a Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the previous section, the Funds may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information relating to this Prospectus/Proxy Statement for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Credit Derivatives

The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Currency Risk

Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.

To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Exchange-traded Index Securities

The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange (“NYSE”) and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear those expenses in addition to its own Fund expenses. The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Funds may enter into financial futures contracts, in which a Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of RS Investments to predict how the U.S. dollar will fare against the foreign currency, and on the ability of a Fund’s counterparty to perform its obligations. The Funds may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described above under Liquidity Risk. The Statement of Additional Information relating to this Prospectus/Proxy Statement sets out the upper limit for each Fund’s investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Funds as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Funds may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if RS Investments misjudges the direction of the market for a security, a Fund could lose money by using options – more money than it would have lost by investing directly in the security.

REITs

The Funds may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions.

Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Funds may lend their portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus/Proxy Statement will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Management of the Funds

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. RS Investments also provides administrative services to each of the Funds pursuant to the investment advisory agreement with the Funds. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Funds’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than a Fund.

RS Investments may manage other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds.

GIS GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian

Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Advisory Fees Paid

(as a percentage of each Fund’s average net assets)

Fund	Advisory Fees Paid[1]
RS Emerging Growth Fund	0.95%
RS Smaller Company Growth Fund	0.99%

1	Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.

The table above sets forth the advisory fees paid by each Fund during the fiscal year ended December 31, 2008.

A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreements for the Funds is available in the Funds’ most recent Annual Report to Shareholders.

Portfolio Managers

Stephen J. Bishop

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Emerging Growth Fund since January 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy, CFA

D. Scott Tracy (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

William J. Wolfenden III

William J. Wolfenden III (RS Investments) has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

The Statement of Additional Information relating to this Prospectus/Proxy Statement provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Funds. For information about how to receive a copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement, please see the cover of the Prospectus/Proxy Statement to which this Appendix is attached.

Types of Shares Available

Class A, Class C, Class K, and Class Y shares are offered in the Funds’ Prospectuses. For each class, expenses and sales loads vary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A Class C shares of a Fund. At purchase it is called an “initial sales load;” at sale, a “deferred sales load.” These charges provide compensation to Guardian Investor Services LLC, the Fund’s principal underwriter (“GIS”), in connection with the sale of the Fund’s shares to you. They do not cover any fee your broker, agent, or financial intermediary may charge you for helping you buy shares in the Funds. No sales loads are imposed on Class K or Class Y shares.

Expenses You Pay Through the Funds

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A, Class C, and Class K shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class C shares, and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class C, and Class K assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for Class C, and Class K shares may cost you more over time than paying the initial sales load for Class A shares. All shareholders of Class A, Class C, and Class K shares share in the expense of Rule 12b-1 fees paid by the Fund; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan. Class Y shares do not pay 12b-1 fees.

In addition to payments under the Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will first be paid to GIS and RS Investments on a pari passu basis and then to RS Investments.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus/Proxy Statement at a time when shares of that Fund are unavailable for purchase.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Funds. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Choosing a Share Class

You can choose from up to four share classes when you purchase a Fund: Class A, Class C, Class K, or Class Y. Class K shares are available only to certain institutional investors or qualified retirement plans such as 401(k) plans. Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $50 million, that either were introduced to the Funds by a financial intermediary that has entered into special arrangements with GIS relating to Class Y shares or were not introduced to the Funds by a financial intermediary; (2) a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis; (3) officers, directors, and employees of RS Investments and its affiliates and their family members and current and former Trustees of the Trust and their family members; or (4) investors purchasing shares in a Fund outside of broker-dealer retail distribution channels (including, without limitation, wrap-fee programs operated through such channels) who make a minimum investment in that Fund of $1 million through a single account, and do not cause that account’s investment in the Fund to be less than $1 million. If you own Class A shares of an RS Fund outside of broker-dealer retail distribution channels and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A shares held by you into Class Y shares of that Fund. All determinations as to eligibility of an investor to purchase Class Y shares of a Fund will be made by RS Investments in its sole discretion. Contact RS Investments’ Institutional Services for information at 800-766-3863, Option 2. The Trust or RS Investments may waive the conditions for purchase of Class Y shares in their sole discretion.

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately. Class C shares do not have initial sales loads, but you may pay a contingent deferred sales load if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. Class C and Class K shares do not convert to another class.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund’s expenses in the Prospectus/Proxy Statement. You should also consider the effects of any available sales loads waivers.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and current and former Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, at its discretion.

RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

	Minimum Initial/ Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load[3]	Annual 12b-1 Fee
Class A Shares	$2,500/$100	[1]	None	4.75%[2]	None[4]	0.25%
Class C Shares	$2,500/$100	[1]	$1,000,000	None	1.00%, if shares are redeemed within 1 year of purchase	1.00%
Class K Shares	$1,000/None		None	None	None	0.65%
Class Y Shares	$1,000,000/100		None	None	None	None

1	A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.
2	As discussed below, initial sales loads with respect to sales of Class A shares may be waived in certain circumstances.
3	The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales load.
4	A contingent deferred sales load of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Certain distributions will not be subject to the contingent deferred sales load, such as the return of excess contributions, loans, and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information relating to this Prospectus/Proxy Statement for details.

Class A Shares

All of the Funds offer Class A shares. When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a 12b-1 fee. The 12b-1 fee associated with Class A shares is lower than the 12b-1 fees associated with Class C and Class K shares. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the tables below and on the following pages for details. For more information about sales loads and sales load reductions and waivers, please visit RS Investments’ Website at www.RSinvestment.com or consult with your financial advisor.

For Smaller Company Growth Fund and Emerging Growth Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more[1]	None	None	None	None

1	If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Gross dealer concession of up to 1.00% based on the amount of the purchase payment.
2	GIS or its affiliates may pay special compensation from time to time.

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement plans that invest $3 million in plan assets;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans; and

•

accounts that held shares of any of RS Select Growth Fund, RS Emerging Growth Fund, RS Growth Fund, RS Technology Fund (formerly The Information Age Fund®), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent.

Rights of Accumulation

You may add the current value of all of your existing RS funds investments, including investments you hold through other accounts, to determine the front-end sales load to be applied to your current Class A purchase. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Specifically, initial sales loads are paid on Class A shares of each Fund (except RS Money Market Fund), and Class B, and Class C shares are subject to a contingent deferred sales load, so these shares may be included unless the sales loads have been waived. Shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us, Boston Financial Data Services, the Fund’s transfer agent (“BFDS”), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares of a Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load, such as RS Money Market Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

If you complete a letter of intent within 90 days of a prior purchase of one of the Funds (other than RS Money Market Fund), that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any initial sales load you paid in connection with the prior purchase, based on the current NAV.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Class C Shares

The Funds offer Class C shares. The sales load on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales load is 1.00% of the purchase or sale price of the shares, whichever is less.

Class C shares are subject to a 12b-1 fee (1.00%), which is greater than the 12b-1 fee associated with Class A shares (0.25%). Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales load is not applicable, you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class K Shares

The Funds offer Class K shares. Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP, or SARSEP plan). An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging, and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Appendix do not apply to Class K shares.

Like Class C shares, Class K shares are subject to a 12b-1 fee (0.65%), which is greater than the 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class Y Shares

There is a $1,000,000 minimum initial purchase requirement and $100 minimum subsequent purchase requirement for Class Y shares. You do not pay a sales load of any kind on Class Y shares, and these shares are not subject to 12b-1 fees. The Trust reserves the right to convert Class Y shares of an RS Fund held in an investor’s account to Class A shares of that Fund to the extent the investor no longer satisfies the eligibility conditions for Class Y shares. An investor’s Class Y shares will not be converted to Class A shares without prior notice by the Trust.

RS Investments reserves the right to redeem Y shares of an RS Fund in any account if the aggregate value of the accountholder’s investments in that Fund falls below $1,000,000 due to redemptions. You will be allowed 60 days to make an additional investment to meet the minimum $1,000,000 balance requirement, or to choose to exchange your shares for Class A shares of that Fund, before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales load. The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales load.

When you sell Class C shares, the contingent deferred sales load is calculated as if shares not subject to a sales load are sold first. This means that the sales load will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales load. You would next sell the shares you have owned the longest because they are subject to the lowest sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales load will be waived if you are exchanging your Class C shares for shares of the same class of another Fund within the Trust or if you are exchanging Class C shares of a Fund that you received in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the Trust for Class A shares of an RS Fund that does not offer Class C shares at the time of the exchange. The load is also waived for a total or partial redemption within a year of the death of the shareholder.

How Shares Are Priced

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally, 4:00 p.m. eastern time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If a Fund’s assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund’s NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Fair value pricing may also be used for other securities when their prices become stale due to lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to “Frequent Purchases and Redemptions” for more information.

To buy shares of a Fund, you will need:

•	payment for the purchase where applicable,

•	instructions for your investment, and

•	a properly completed Trust application.

Your first purchase of Class A, Class C, or Class K shares must be made through registered representatives of broker-dealer firms that are authorized to sell our Funds or other institutions that are authorized to sell our Funds.

A registered representative is an employee of a broker-dealer, who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers and other financial intermediaries may impose a transaction fee (also called a “processing” or “service” fee) for purchases or sales of Fund shares. This fee is in addition to the sales load and other charges imposed by a Fund, as described in this Prospectus/Proxy Statement.

You can make follow-up purchases through your broker, agent or other financial intermediary (who may charge for this) or directly through our transfer agent, Boston Financial Data Services 800-766-3863.

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below. All purchases must be made in U.S. dollars.

•

By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier’s checks, bank drafts, and travelers’ checks) will not be accepted as payment for purchases. Certain bank checks will be accepted. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund’s shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

•

Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

•

By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company

ABA Routing Number 0110-000-28

Boston, MA 02101

Attention: RS Investments A/C 9904-713-6

Name of your Fund:

Account of: [your name]

Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

•

By Telephone You or your registered representative can place an order with us by phone by calling 1-800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4 p.m. eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have appointed several authorized broker-dealers and other financial intermediaries to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

Other Information About Purchasing Shares

The Trust, RS Investments, or GIS may at their discretion impose additional limitations on the sale of shares of any Fund at any time and may waive or eliminate any limitation at any time without notice.

All purchases of a Fund’s shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the NAV next determined after the purchase is accepted. (See “How Shares Are Priced”). However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day’s close of regular trading may be effected nevertheless at the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See “Frequent Purchases and Redemptions”.

The Funds, RS Investments, or GIS, the Funds’ distributor, may at their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund’s shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund’s investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order. If you are selling Class A or Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a broker-dealer or other financial intermediary. You can also arrange to receive the proceeds of the sale by wire. Shares that are held in qualified plan accounts may be sold only by written request.

Normally, we will send payment within three business days from when we receive your request to sell; and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of a Fund’s securities is impractical or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of a Fund’s net assets at the beginning of the period. If redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open, by any of the following procedures.

•

By Mail If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

P.O. Box 219717

Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

330 West 9th Street, First Floor

Kansas City, MO 64105-1514

For SIMPLE IRAs of which State Street Bank and Trust Company is custodian:

Regular U.S. mail:

Guardian Investor Services LLC-SIMPLE IRA Administration

c/o Defined Contribution Services

P.O. Box 8397

Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust Company:

Regular U.S. mail:

Guardian Investor Services LLC-401(k) Administration

c/o Defined Contribution Services

P.O. Box 8396

Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company,

Certified, registered, or overnight mail:

Guardian Investor Services LLC

c/o BFDS-Defined Contribution Services

30 Dan Road

Canton, MA 02021

For qualified plans administered by ExpertPlan, Inc.:

Regular U.S. mail:

MCB Trust Services

Attn: TPA #000111

P.O. Box 46546

Denver, CO 80201

Certified, registered, or overnight mail:

MCB Trust Services

Attn: TPA #000111

700 17th Street

Suite 300

Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

•

By Telephone To redeem shares you may call 800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 866-468-4015. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days’ notice to shareholders.

•

Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan,

Inc. may use www.expertplan.com/gis401k.jsp. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•

By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

•

Autosell The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 1-800-766-3863 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear in BFDS’s records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

Reinstatement Privilege

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class C shares will receive pro rata credit for any contingent deferred sales load paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares.

This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to exercise your reinstatement privilege, please contact your financial intermediary.

Exchanges

Shares of any class of a Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. See “Other Information About Purchasing Shares” for information about exchanges into RS Partners Fund. Exchanges of shares will be made at their relative NAVs. You will not have to pay an initial sales load. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund.

If you sell your shares at any point after an exchange, any contingent deferred sales load will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers or other financial intermediaries may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short-term trading described in “Frequent Purchases and Redemptions” below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days’ prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt a Fund’s performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Funds’ shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a “zero- tolerance” policy with respect to identified market-timing activity in the Funds. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less, or other persons that the Trust or RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, at RS Investments’ or the Trust’s sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds’ automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, fee-based-program sponsor, or other financial intermediary maintains the record of a Fund’s underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. Each Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds’ short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employ fair valuation procedures intended to reduce that risk.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 800-766-3863. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

•

Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds to which you wish to contribute. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•

Automatic Withdrawal Plan If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or Expert-Plan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

•

Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must meet the minimum balance requirement of both the originating and receiving Funds or (2) you must have a balance in the originating Fund of at least twice the minimum balance required. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

Each Fund intends to distribute substantially all net investment income to shareholders at least once a year.

In addition, each Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

•	reinvest your distributions in additional shares of your Fund; or

•	receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days’ prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of an excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) and tax-exempt investors.) For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. Distributions attributable to gain from the sale of master limited partnerships may be taxed as ordinary income. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends from the Funds will be designated as QDI to the extent, if any, that they are attributable to QDI received by the Fund.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Funds (including an exchange for shares of another Fund) will also generally be subject to federal income tax as capital gains. Shares held by you for more than one year will be taxable as long-term capital gains described above. Shares held for less than one year will be taxable as short-term capital gains.

Foreign Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s yield on those securities would be decreased. If eligible, the Funds do not intend to elect to permit shareholders to claim a credit or deduction with respect to their pro rata portions of the foreign taxes paid by the Funds. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivative Transaction Investments

A Fund’s investments in derivatives and ETF’s could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by its shareholders.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information relating to this Prospectus/Proxy Statement (which may be obtained as described on the cover of the Prospectus/Proxy Statement to which this Appendix is attached). In addition, by clicking on “Quarterly Holdings” and “Statistical Summary by Fund” on RS Investments’ Web site, the following information is or will be generally available to you:

Information	Approximate Date of Posting to Web Site
Each Fund’s top 10 securities holdings and other portfolio statistics as of each quarter’s end	15 days after quarter-end
Each Fund’s holdings as of each quarter’s end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

The “Financial Highlights” tables below are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Fund (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), whose report, along with the Fund’s financial statements, are included in the Funds’ annual report, which is available on request, or online at www.RSinvestments.com.

RS Funds Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Growth Fund (Class A):
Year ended 12/31/2008	$40.63	$(0.48)	$(18.05)	$(18.53)	$—	$—	$—
Year ended 12/31/2007	35.66	(0.53)	5.50	4.97	—	—	—
Year ended 12/31/2006	32.58	(0.48)	3.56	3.08	—	—	—
Year ended 12/31/2005	32.36	(0.50)	0.72	0.22	—	—	—
Year ended 12/31/2004	28.10	(0.50)	4.76	4.26	—	—	—
RS Emerging Growth Fund (Class C):
Year ended 12/31/2008	$40.56	$(0.49)	$(18.33)	$(18.82)	$—	$—	$—
Period from 09/06/2007[1] to 12/31/2007 [2]	40.51	(0.09)	0.14	0.05	—	—	—
RS Emerging Growth Fund (Class K):
Year ended 12/31/2008	$40.36	$(0.25)	$(18.35)	$(18.60)	$—	$—	$—
Period from 01/22/2007[1] to 12/31/2007 [2]	35.52	(0.35)	5.19	4.84	—	—	—
RS Emerging Growth Fund (Class Y):
Year ended 12/31/2008	$40.73	$(0.25)	$(18.25)	$(18.50)	$—	$—	$—
Period from 05/01/2007[1] to 12/31/2007 [2]	37.61	(0.16)	3.28	3.12	—	—	—
RS Smaller Company Growth Fund (Class A):
Year ended 12/31/2008	$20.46	$(0.21)	$(9.63)	$(9.84)	$—	$(0.13)	$(0.13)
Year ended 12/31/2007	21.10	(0.22)	1.19	0.97	—	(1.61)	(1.61)
Year ended 12/31/2006	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)
Year ended 12/31/2005	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year ended 12/31/2004	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
RS Smaller Company Growth Fund (Class C):
Period from 01/02/2008[1] to 12/31/2008 [2]	$20.18	$(0.20)	$(9.56)	$(9.76)	$—	$(0.13)	$(0.13)
RS Smaller Company Growth Fund (Class K):
Year ended 12/31/2008	$20.40	$(0.24)	$(9.69)	$(9.93)	$—	$(0.13)	$(0.13)
Period from 03/02/2007[1] to 12/31/2007 [2]	20.92	(0.05)	1.14	1.09	—	(1.61)	(1.61)
RS Smaller Company Growth Fund (Class Y):
Year ended 12/31/2008	$20.50	$(0.12)	$(9.71)	$(9.83)	$—	$(0.13)	$(0.13)
Period from 05/01/2007[1] to 12/31/2007 [2]	22.01	(0.04)	0.14	0.10	—	(1.61)	(1.61)

	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Growth Fund (Class A):
Year ended 12/31/2008	$22.10	(45.61)%	$251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
Year ended 12/31/2007	40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
Year ended 12/31/2006	35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
Year ended 12/31/2005	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
Year ended 12/31/2004	32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
RS Emerging Growth Fund (Class C):
Year ended 12/31/2008	$21.74	(46.40)%	$305	3.11%	3.11%	(2.85)%	(2.85)%	159%
Period from 09/06/2007[1] to 12/31/2007 [2]	40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%
RS Emerging Growth Fund (Class K):
Year ended 12/31/2008	$21.76	(46.09)%	$212	2.40%	2.40%	(2.14)%	(2.14)%	159%
Period from 01/22/2007[1] to 12/31/2007 [2]	40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%
RS Emerging Growth Fund (Class Y):
Year ended 12/31/2008	$22.23	(45.42)%	$6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
Period from 05/01/2007[1] to 12/31/2007 [2]	40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%
RS Smaller Company Growth Fund (Class A):
Year ended 12/31/2008	$10.49	(48.08)%	$98,315	1.54%	1.55%	(1.11)%	(1.12)%	169%
Year ended 12/31/2007	20.46	4.64%	249,795	1.51%	1.52%	(0.94)%	(0.95)%	136%
Year ended 12/31/2006	21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
Year ended 12/31/2005	21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
Year ended 12/31/2004	22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%
RS Smaller Company Growth Fund (Class C):
Period from 01/02/2008[1] to 12/31/2008 [2]	$10.29	(48.35)%	$18	3.82%	3.84%	(3.42)%	(3.44)%	169%
RS Smaller Company Growth Fund (Class K):
Year ended 12/31/2008	$10.34	(48.66)%	$93	2.70%	2.71%	(2.30)%	(2.31)%	169%
Period from 03/02/2007[1] to 12/31/2007 [2]	20.40	5.25%	61	1.90%	3.40%	(1.32)%	(2.82)%	136%
RS Smaller Company Growth Fund (Class Y):
Year ended 12/31/2008	$10.54	(47.94)%	$1,026	1.27%	1.28%	(0.85)%	(0.86)%	169%
Period from 05/01/2007[1] to 12/31/2007 [2]	20.50	0.49%	1,679	1.25%	1.30%	(0.60)%	(0.65)%	136%

Distributions reflect actual per-share amounts distributed for the period.

1	Commencement of Operations
2	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
3	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
4	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

Additional Information

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by a Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-05159.

Investment Company Act File No. 811-05159

Call 1-800-766-FUND

www.RSinvestments.com

388 Market Street

San Francisco CA 94111

Preliminary statement of additional information dated February 27, 2009

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RS INVESTMENT TRUST

RS EMERGING GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

[—], 2009

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of RS Smaller Company Growth Fund (the “Acquired Fund”), a series of RS Investment Trust (the “Trust”), into RS Emerging Growth Fund (the “Acquiring Fund”), another series of the Trust.

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2009 (the “Prospectus/Proxy Statement”) of the Acquiring Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to RS Investment Trust at 388 Market Street, San Francisco, California 94111, or by calling 1-800-766-3863.

I. Additional Information about the Acquiring Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated September 16, 2008 (as revised December 1, 2008) (the “Trust SAI”), which has been filed with the Securities and Exchange Commission. The information regarding the Acquiring Fund contained in the Trust SAI is hereby incorporated by reference into this SAI. Effective May 1, 2009, the name of the Acquiring Fund will be RS Small Cap Growth Fund.

A.	Fund Charges and Expenses

The following are fees paid by the Acquiring Fund to RS Investment Management Co. LLC (the “Adviser”), the investment adviser to the Funds, for the past three fiscal years:

	Management Fees[1]			Fee Waivers/Reimbursement of Expenses[2]
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]	$( [ ] )
Year ended 12/31/07		$6,101,418		$(894)
Year ended 12/31/06		$7,880,028		$(49,843)

(1)	After giving effect to any reimbursement or waiver by the Adviser.
(2)	Includes amount of management fees reduced or reimbursed by the Adviser pursuant to expense limitations, plus the amount of any other expenses for which the Adviser reimbursed a Fund or that the Adviser bore on behalf of the Fund.

1

The table below states the total dollar amount in fees paid by the Acquiring Fund to State Street Bank and Trust Company (“State Street”) pursuant to an administration agreement for prior fiscal periods.

	Administrative Fees
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]
5/1/07[1] to 12/31/07		$52,447

(1)	Commencement of the administration agreement

The table below states the total dollar amount in sub-administration and accounting service fees paid to PFPC pursuant to a Sub-Administration and Accounting Services Agreement prior to the termination of that agreement on April 30, 2007, for prior fiscal periods.

Administrative Fees
RS Emerging Growth Fund
1/1/07 to 4/30/07[1]	$161,345
Year ended 12/31/06	$590,251

(1)	Termination of the Sub-Administration and Accounting Services Agreement

The following table provides the dollar amount of brokerage commissions paid by the Acquiring Fund for the last three fiscal years.

	Brokerage Fees
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]
Year ended 12/31/07		$2,381,105
Year ended 12/31/06		$3,465,758

Of the amounts shown in the preceding table for the fiscal year ended December 31, 2008, the following table provides the amounts of such brokerage commissions paid by the Acquiring Fund to brokers who provided research services or other services to the Adviser and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

	Brokerage Commissions Paid			Total Dollar Amount Of Such Transactions
RS Emerging Growth Fund	$	[	]	$	[	]

The following table provides, for the periods indicated, (i) the aggregate dollar amount of brokerage commissions paid by the Acquiring Fund to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Michael G. McCaffery, a member of the board of directors of the Adviser, became a Director in February 2006), (ii) the percentage of the Acquiring Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of the Acquiring Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel.

	Brokerage Commissions Paid to Thomas Weisel			Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions Effected through Thomas Weisel
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]	[ ]%	[ ]%
Year ended 12/31/07		45,377		1.91%	1.73%
Year ended 12/31/06		83,682		2.41%	1.76%

2

The following table shows the names of the Acquiring Fund’s regular brokers or dealers whose securities were held by the Acquiring Fund during fiscal year 2008 and the values of those securities as of December 31, 2008:

	Broker(s) or Dealer(s)		Value as of December 31, 2008
RS Emerging Growth Fund	[	]	$	[	]
	[	]	$	[	]

The following table shows amounts paid or payable by the Acquiring Fund to Guardian Investors Services LLC (“GIS”) under the Trust’s 12b-1 Plan and reimbursements by the Funds to GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services (“GIS Services Reimbursements”) during the periods indicated.

	Payments Under the Funds’ 12b-1 Plan[1]			GIS Services Reimbursements
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]	$	[	]
Year ended 12/31/07		$1,590,269			$422,761
Period from 10/9/06 to 12/31/06		$474,619			$106,569

(1)	After giving effect to any reimbursement or waiver by GIS.

The Acquiring Fund has been informed by GIS that during the fiscal year ended December 31, 2008, the following expenditures were made using the 12b-1 Plan fees received by GIS with respect to the Acquiring Fund:

Fund	Advertising			Prospectus Printing & Mailing[1]			Compensation to Underwriters			Broker-Dealer Compensation			Compensation to sales personnel			Interest, carrying, or other financing charges
RS Emerging Growth Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Printing and mailing of prospectuses to other than current Fund shareholders.

The following table shows sales loads paid by the Acquiring Fund to GIS during the periods indicated:

	Sales Load on Purchases[1]			Contingent Deferred Sales Loads
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]	$	[	]
Year ended 12/31/07		$2,203			$—
Period from 10/9/06 to 12/31/06		$7,966			$—

(1)	A portion of the sales loads paid to GIS upon purchases of Class A shares is reallowed by GIS to dealers.

The following table shows amounts that have been paid or are payable to the Adviser relating to the Acquiring Fund from amounts received by GIS under the 12b-1 Plan or as GIS Service Reimbursements, for the periods indicated, if any.

	Payments to the Adviser[1]
RS Emerging Growth Fund
Year ended 12/31/08	$	[	]
Year ended 12/31/07		$—
Period from 10/9/06 to 12/31/06		$84,325

3

B.	Trustees and Trustees’ Fees

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in the Acquiring Fund and, on an aggregate basis, in all of the RS funds overseen by the Trustees in the Fund Complex as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund[1]		Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex

Disinterested Trustees

Judson Bergman	[	]	>$	100,000

Kenneth R. Fitzsimmons, Jr.	[	]		$50,001-$100,000

Anne M. Goggin, Esq.	[	]	>$	100,000

Christopher C. Melvin	[	]		$50,001-$100,000

Gloria S. Nelund	[	]		$50,001-$100,000

John P. Rohal[2]	[	]		$50,001-$100,000

Interested Trustees

Dennis J. Manning[3]	[	]	>$	100,000

Terry R. Otton[3]	[	]	>$	100,000

(1)	Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan. The deferred compensation plan was terminated on February 3, 2009, and amounts previously deferred under the Plan were paid to the Trustees in 2009.
(2)	Mr. Rohal was elected to the Board of Trustees on February 1, 2008.
(3)	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of GIS, which owns a majority of the ownership interest in the Adviser, the Trust’s investment adviser, and by virtue of his position as Chairman of the Adviser. Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at the Adviser.

As of December 31, 2008, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in the Adviser, GIS, the principal underwriter of the Funds or Guardian Baillie Gifford Limited (“GBG”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser, GIS or GBG.

4

For the fiscal year ended December 31, 2008, the Trustees received compensation from the Acquiring Fund for serving as Trustees as specified in the table below. Mr. Manning and Mr. Otton, as interested trustees, are not paid compensation by the Acquiring Fund.

Name of Fund	Judson Bergman			Jerome S. Contro[1]			Kenneth R. Fitzsimmons			John W. Glynn, Jr. [1]			Anne M. Goggin, Esq.			Christopher B. Melvin, Jr.			Gloria S. Nelund			John P. Rohal[2]
RS Emerging Growth Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Pension or Benefits Accrued as Part of Trust Expenses		$—			$—			$—			$—			$—			$—			$—			$—
Estimated Annual Benefits Upon Retirement		$—			$—			$—			$—			$—			$—			$—			$—
Total Cash Compensation from Fund Complex[3,4]		$112,500			$27,445			$109,500			$27,445			$200,000			$97,500			$109,500			$92,390

(1)	Jerome S. Contro and John W. Glynn, Jr. resigned from the Board of Trustees effective April 30, 2008.
(2)	Mr. Rohal was elected to the Board of Trustees on February 1, 2008. From March 7, 2007, to January 31, 2008, Mr. Rohal served as a consultant to the Board of Trustees, and his compensation for such services was paid by the Adviser and is not included in the amounts set forth in the table.
(3)	The Fund Complex consists of the series of the Trust and RS Variable Products Trust.
(4)	From May 6, 2002 through December 31, 2008, a disinterested Trustee could elect to defer receipt of all, or a portion, of his or her annual compensation under the Trust’s Deferred Compensation Plan (the “Plan”). The amount of a Fund’s deferred compensation obligation to a Trustee was determined over time by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. As of December 31, 2008, the total amount of deferred compensation payable to or accrued for each of the Trustees by the RS Fund Complex was: Mr. Bergman $192,711, Mr. Fitzsimmons $117,911, Ms. Goggin $237,618, Mr. Melvin $84,877, Ms. Nelund $85,409, and Mr. Rohal $70,386. The Plan was terminated on February 3, 2009, and amounts previously deferred under the Plan were paid to the Trustees in 2009.

During the fiscal year ended December 31, 2008, the Board met four times, the Audit Committee met two times, the Nominating Committee met zero times, the Brokerage and Pricing Committee met four times and the Legal and Regulatory Committee met four times.

C.	Portfolio Managers

The following table shows the dollar range of equity securities of the Acquiring Fund beneficially owned as of December 31, 2008, by the Fund’s current portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Acquiring Fund
Stephen J. Bishop		$100,001-$500,000
Melissa Chadwick-Dunn		$100,001-$500,000
Allison K. Thacker	[$	100,001-$500,000	]
D. Scott Tracy		$50,001-$100,000

The following table sets forth the number of other accounts managed by the portfolio managers of the Acquiring Fund and the total assets of such accounts as of December 31, 2008. Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees.

5

Name of Portfolio Manager	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts
	Number of Accounts		Total Assets (in Thousands)			Number of Accounts		Total Assets (in Thousands)			Number of Accounts		Total Assets (in Thousands)
Stephen J. Bishop	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Melissa Chadwick-Dunn	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Allison K. Thacker	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
D. Scott Tracy	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

II. Financial Statements.

A.	Annual Report

The audited financial statements, financial highlights, and report of independent registered public accounting firm for the Acquired Fund and Acquiring Fund are provided under Appendix A to this SAI.

B.	Unaudited Pro Forma Combined Financial Statements:

Pro forma financial statements of the Acquiring Fund for the Reorganization are provided under Appendix A to this SAI.

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assume that the exchange described in the next paragraph occurred as of December 31, 2008, and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2008 presents the results of operations of the Acquiring Fund for the twelve months ended December 31, 2008 as if the combination with the Acquired Fund had been consummated on December 31, 2008. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on December 31, 2008. These historical statements have been derived from the Acquiring Fund’s and the Acquired Fund’s books and records utilized in calculating daily net asset value at December 31, 2008, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund’s shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund included under Appendix A to this SAI.

6

Appendix A

Financial Statements of RS Smaller Company Growth Fund and RS Emerging Growth Fund
and Pro Forma Combining Financial Statements

Schedule of Investments – RS Emerging Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 97.9%
Advertising Agencies – 1.0%
ValueClick, Inc.(1)	370,842	$2,536,559

		2,536,559
Aerospace – 0.9%
Aerovironment, Inc.(1)	64,210	2,363,570

		2,363,570
Air Transport – 0.5%
Allegiant Travel Co.(1)	28,170	1,368,217

		1,368,217
Banks - Outside New York City – 1.0%
PrivateBancorp, Inc.	78,070	2,534,152

		2,534,152
Beverage - Soft Drinks – 1.1%
Peet’s Coffee & Tea, Inc.(1)	121,860	2,833,245

		2,833,245
Biotechnology Research & Production – 4.2%
Alexion Pharmaceuticals, Inc.(1)	56,690	2,051,611
Myriad Genetics, Inc.(1)	29,030	1,923,528
OSI Pharmaceuticals, Inc.(1)	90,300	3,526,215
Vnus Medical Technologies(1)	209,270	3,394,359

		10,895,713
Casinos & Gambling – 1.1%
Scientific Games Corp., Class A(1)	162,770	2,854,986

		2,854,986
Chemicals – 1.5%
Calgon Carbon Corp.(1)	84,890	1,303,911
FMC Corp.	56,640	2,533,507

		3,837,418
Communications Technology – 5.1%
Atheros Communications(1)	142,856	2,044,269
Cbeyond, Inc.(1)	263,461	4,210,107
Comtech Telecommunications Corp.(1)	57,280	2,624,570
j2 Global Communications, Inc.(1)	217,322	4,355,133

		13,234,079
Computer Services, Software & Systems – 11.5%
3PAR, Inc.(1)	414,700	3,180,749
Akamai Technologies, Inc.(1)	148,600	2,242,374
Digital River, Inc.(1)	198,250	4,916,600
Equinix, Inc.(1)	60,720	3,229,697
Gartner, Inc.(1)	169,800	3,027,534
Informatica Corp.(1)	158,380	2,174,557
Netezza Corp.(1)	351,155	2,331,669
Omniture, Inc.(1)	322,248	3,428,719
PROS Holdings, Inc.(1)	578,589	3,326,887
Rackspace Hosting, Inc.(1)	357,419	1,922,914

		29,781,700
Computer Technology – 2.5%
Data Domain, Inc.(1)	210,600	3,959,280
Riverbed Technology, Inc.(1)	212,870	2,424,589

		6,383,869
Consumer Electronics – 1.3%
Netflix, Inc.(1)	114,260	3,415,231

		3,415,231

December 31, 2008	Shares	Value

Diversified Financial Services – 0.2%
Cardtronics, Inc.(1)	328,486	$423,747

		423,747
Diversified Materials & Processing – 1.1%
Hexcel Corp.(1)	399,660	2,953,487

		2,953,487
Drugs & Pharmaceuticals – 1.2%
United Therapeutics Corp.(1)	50,450	3,155,648

		3,155,648
Education Services – 3.1%
American Public Education, Inc.(1)	34,170	1,270,783
Capella Education Co.(1)	52,249	3,070,151
DeVry, Inc.	63,220	3,629,460

		7,970,394
Electronics - Medical Systems – 5.6%
Haemonetics Corp.(1)	66,690	3,767,985
Illumina, Inc.(1)	142,882	3,722,076
Luminex Corp.(1)	144,976	3,096,687
Masimo Corp.(1)	67,780	2,021,877
Natus Medical, Inc.(1)	148,830	1,927,349

		14,535,974
Electronics - Semi-Conductors/Components – 3.6%
Cavium Networks, Inc.(1)	331,947	3,488,763
IPG Photonics Corp.(1)	192,414	2,536,017
Netlogic Microsystems, Inc.(1)	96,390	2,121,544
O2Micro International Ltd., ADR(1)	619,063	1,213,363

		9,359,687
Electronics - Technology – 1.1%
Super Micro Computer, Inc.(1)	448,361	2,838,125

		2,838,125
Finance Companies – 1.2%
Riskmetrics Group, Inc.(1)	208,290	3,101,438

		3,101,438
Financial Data Processing Services & Systems – 3.8%
CyberSource Corp.(1)	287,892	3,451,825
Genpact Ltd.(1)	474,660	3,901,705
MSCI, Inc., Class A(1)	136,190	2,418,735

		9,772,265
Financial Information Services – 1.2%
FactSet Research Systems, Inc.	69,360	3,068,486

		3,068,486
Financial Miscellaneous – 1.8%
Portfolio Recovery Associates, Inc.(1)	57,110	1,932,602
Stifel Financial Corp.(1)	57,670	2,644,170

		4,576,772
Health Care Facilities – 2.6%
IPC The Hospitalist Co.(1)	184,279	3,101,416
Psychiatric Solutions, Inc.(1)	125,970	3,508,264

		6,609,680
Health Care Management Services – 3.8%
athenahealth, Inc.(1)	98,834	3,718,135
Catalyst Health Solutions, Inc.(1)	105,519	2,569,388
Phase Forward, Inc.(1)	273,096	3,419,162

		9,706,685

The accompanying notes are an integral part of these financial statements.

December 31, 2008	Shares	Value

Health Care Services – 3.4%
Amedisys, Inc.(1)	78,200	$3,232,788
CardioNet, Inc.(1)	227,290	5,602,698

		8,835,486
Insurance - Property-Casualty – 1.4%
AmTrust Financial Services, Inc.	317,455	3,682,478

		3,682,478
Jewelry Watches & Gemstones – 0.9%
Fossil, Inc.(1)	138,220	2,308,274

		2,308,274
Machinery - Oil Well Equipment & Services – 2.6%
Core Laboratories N.V.	43,919	2,628,991
Dril-Quip, Inc.(1)	89,640	1,838,517
Superior Energy Services, Inc.(1)	146,000	2,325,780

		6,793,288
Machinery - Specialty – 1.1%
Flow International Corp.(1)	1,169,352	2,829,832

		2,829,832
Medical & Dental Instruments & Supplies – 6.1%
Conceptus, Inc.(1)	107,603	1,637,718
Insulet Corp.(1)	252,550	1,949,686
NuVasive, Inc.(1)	99,610	3,451,486
ResMed, Inc.(1)	106,310	3,984,499
The Spectranetics Corp.(1)	186,170	485,904
Thoratec Corp.(1)	44,360	1,441,256
Volcano Corp.(1)	180,680	2,710,200

		15,660,749
Miscellaneous Health Care – 1.3%
MedAssets, Inc.(1)	220,470	3,218,862

		3,218,862
Oil - Crude Producers – 2.5%
Arena Resources, Inc.(1)	113,560	3,189,900
Comstock Resources, Inc.(1)	68,210	3,222,923

		6,412,823
Pollution Control And Environmental Services – 1.3%
Team, Inc.(1)	123,920	3,432,584

		3,432,584
Printing And Copying Services – 1.1%
VistaPrint Ltd.(1)	148,090	2,755,955

		2,755,955
Restaurants – 2.2%
BJ’s Restaurants, Inc.(1)	243,250	2,619,803
P.F. Chang’s China Bistro, Inc.(1)	151,010	3,162,149

		5,781,952
Retail – 8.0%
Aeropostale, Inc.(1)	150,920	2,429,812
GSI Commerce, Inc.(1)	401,311	4,221,792
Lumber Liquidators, Inc.(1)	317,620	3,354,067
Priceline.com, Inc.(1)	66,430	4,892,570
Urban Outfitters, Inc.(1)	171,230	2,565,025
Volcom, Inc.(1)	281,157	3,064,611

		20,527,877
Services - Commercial – 1.4%
FTI Consulting, Inc.(1)	81,120	3,624,442

		3,624,442

December 31, 2008	Shares	Value

Utilities - Telecommunications – 2.6%
Neutral Tandem, Inc.(1)	300,991	$4,882,074
Premiere Global Services, Inc.(1)	208,135	1,792,042

		6,674,116

Total Common Stocks (Cost $295,849,356)		252,649,845

	Shares	Value
Exchange-Traded Funds – 1.1%
Biotechnology Research & Production – 1.1%
iShares Nasdaq Biotechnology Index Fund	38,700	2,749,635

		2,749,635

Total Exchange-Traded Funds (Cost $3,120,439)		2,749,635

	Warrants	Value
Warrants – 0.0%
Computer Technology – 0.0%
Lantronix, Inc.(1)(2)	14,718	2,411

Total Warrants (Cost $0)		2,411

	Principal Amount	Value
Repurchase Agreements – 6.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $15,777,009, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.375%, due 8/15/2027, with a value of $16,098,114	$15,777,000	15,777,000

Total Repurchase Agreements (Cost $15,777,000)		15,777,000

Total Investments – 105.1% (Cost $314,746,795)		271,178,891

Other Liabilities, Net – (5.1)%		(13,206,484)

Total Net Assets – 100.0%		$257,972,407

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$255,399,480
Level 2 – Significant Other Observable Inputs	15,779,411
Level 3 – Significant Unobservable Inputs	—

Total	$271,178,891

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Smaller Company Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 93.6%
Advertising Agencies – 1.1%
DG Fastchannel, Inc.(1)	83,685	$1,044,389

		1,044,389
Aerospace – 0.9%
Aerovironment, Inc.(1)	24,500	901,845

		901,845
Air Transport – 0.5%
Allegiant Travel Co.(1)	10,810	525,042

		525,042
Banks - Outside New York City – 1.0%
PrivateBancorp, Inc.	29,960	972,502

		972,502
Beverage - Soft Drinks – 1.0%
Peet’s Coffee & Tea, Inc.(1)	43,030	1,000,448

		1,000,448
Biotechnology Research & Production – 4.5%
Alexion Pharmaceuticals, Inc.(1)	28,380	1,027,072
Myriad Genetics, Inc.(1)	11,370	753,376
OSI Pharmaceuticals, Inc.(1)	27,650	1,079,733
Vnus Medical Technologies(1)	99,296	1,610,581

		4,470,762
Casinos & Gambling – 1.9%
Scientific Games Corp., Class A(1)	109,250	1,916,245

		1,916,245
Chemicals – 1.1%
FMC Corp.	24,800	1,109,304

		1,109,304
Communications Technology – 3.5%
j2 Global Communications, Inc.(1)	98,670	1,977,347
Syniverse Holdings, Inc.(1)	129,220	1,542,887

		3,520,234
Computer Services, Software & Systems – 15.4%
Akamai Technologies, Inc.(1)	66,540	1,004,089
Digital River, Inc.(1)	41,370	1,025,976
Ebix, Inc.(1)	79,578	1,901,914
EPIQ Systems, Inc.(1)	87,030	1,454,271
Equinix, Inc.(1)	29,945	1,592,775
Internet Brands, Inc., Class A(1)	445,603	2,593,409
NetScout Systems, Inc.(1)	101,522	875,120
Omniture, Inc.(1)	90,264	960,409
PROS Holdings, Inc.(1)	234,070	1,345,902
Rackspace Hosting, Inc.(1)	157,369	846,645
Web.com Group, Inc.(1)	481,347	1,761,730

		15,362,240
Computer Technology – 1.3%
Data Domain, Inc.(1)	66,410	1,248,508

		1,248,508
Consumer Electronics – 1.1%
Netflix, Inc.(1)	37,880	1,132,233

		1,132,233
Diversified Financial Services – 0.2%
Cardtronics, Inc.(1)	123,741	159,626

		159,626

December 31, 2008	Shares	Value

Diversified Materials & Processing – 1.2%
Hexcel Corp.(1)	158,398	$1,170,561

		1,170,561
Drugs & Pharmaceuticals – 0.9%
United Therapeutics Corp.(1)	14,870	930,119

		930,119
Education Services – 1.5%
DeVry, Inc.	26,400	1,515,624

		1,515,624
Electronics - Medical Systems – 3.2%
Haemonetics Corp.(1)	22,280	1,258,820
Luminex Corp.(1)	48,020	1,025,707
Natus Medical, Inc.(1)	70,042	907,044

		3,191,571
Electronics - Semi-Conductors/Components – 2.9%
Cavium Networks, Inc.(1)	82,540	867,495
Microsemi Corp.(1)	83,880	1,060,243
Netlogic Microsystems, Inc.(1)	43,490	957,215

		2,884,953
Electronics - Technology – 1.0%
Super Micro Computer, Inc.(1)	154,591	978,561

		978,561
Finance Companies – 1.3%
Riskmetrics Group, Inc.(1)	84,740	1,261,779

		1,261,779
Financial Data Processing Services & Systems – 2.4%
CyberSource Corp.(1)	109,885	1,317,521
MSCI, Inc., Class A(1)	61,496	1,092,169

		2,409,690
Financial Miscellaneous – 1.8%
Portfolio Recovery Associates, Inc.(1)	23,230	786,103
Stifel Financial Corp.(1)	22,010	1,009,159

		1,795,262
Forms And Bulk Printing Services – 1.4%
Innerworkings, Inc.(1)	210,980	1,381,919

		1,381,919
Health Care Facilities – 1.9%
IPC The Hospitalist Co., Inc.(1)	57,647	970,199
Psychiatric Solutions, Inc.(1)	33,760	940,216

		1,910,415
Health Care Management Services – 2.9%
athenahealth, Inc.(1)	28,640	1,077,437
Catalyst Health Solutions, Inc.(1)	44,139	1,074,785
Phase Forward, Inc.(1)	58,680	734,673

		2,886,895
Health Care Services – 4.0%
Amedisys, Inc.(1)	29,720	1,228,625
CardioNet, Inc.(1)	86,300	2,127,295
NovaMed, Inc.(1)	188,004	650,494

		4,006,414
Insurance - Life – 1.2%
Life Partners Holdings, Inc.	26,969	1,176,927

		1,176,927
Insurance - Multi-Line – 1.6%
eHealth, Inc.(1)	116,210	1,543,269

		1,543,269

The accompanying notes are an integral part of these financial statements.

December 31, 2008	Shares	Value

Insurance - Property-Casualty – 2.3%
AmTrust Financial Services, Inc.	197,810	$2,294,596

		2,294,596
Machinery - Oil Well Equipment & Services – 2.8%
Core Laboratories N.V.	17,040	1,020,015
Dril-Quip, Inc.(1)	41,640	854,036
Superior Energy Services, Inc.(1)	58,480	931,586

		2,805,637
Machinery - Specialty – 1.5%
Flow International Corp.(1)	607,194	1,469,409

		1,469,409
Medical & Dental Instruments & Supplies – 6.7%
Conceptus, Inc.(1)	72,282	1,100,132
LeMaitre Vascular, Inc.(1)	576,804	1,165,144
NuVasive, Inc.(1)	33,640	1,165,626
ResMed, Inc.(1)	23,810	892,399
The Spectranetics Corp.(1)	357,928	934,192
Thoratec Corp.(1)	16,020	520,490
Volcano Corp.(1)	59,510	892,650

		6,670,633
Medical Services – 1.0%
Genoptix, Inc.(1)	28,490	970,939

		970,939
Miscellaneous Health Care – 1.8%
MedAssets, Inc.(1)	120,580	1,760,468

		1,760,468
Oil - Crude Producers – 2.3%
Arena Resources, Inc.(1)	40,910	1,149,162
Comstock Resources, Inc.(1)	23,540	1,112,265

		2,261,427
Pollution Control And Environmental Services – 1.3%
Team, Inc.(1)	46,420	1,285,834

		1,285,834
Retail – 5.4%
FGX International Holdings Ltd.(1)	180,750	2,483,505
Jos. A. Bank Clothiers, Inc.(1)	34,291	896,710
Lumber Liquidators, Inc.(1)	87,810	927,273
Priceline.com, Inc.(1)	14,400	1,060,560

		5,368,048
Services - Commercial – 1.9%
FTI Consulting, Inc.(1)	26,600	1,188,488
Rollins, Inc.	38,893	703,186

		1,891,674
Utilities - Telecommunications – 3.9%
Neutral Tandem, Inc.(1)	118,790	1,926,774
Premiere Global Services, Inc.(1)	223,070	1,920,632

		3,847,406

Total Common Stocks (Cost $111,542,101)		93,033,408

December 31, 2008	Shares	Value

Exchange-Traded Funds – 2.6%
iShares Russell 2000 Growth Index Fund	50,710	$2,579,110

Total Exchange-Traded Funds (Cost $3,827,200)		2,579,110

	Principal Amount	Value
Repurchase Agreements – 6.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $6,083,003, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $6,205,986	$6,083,000	6,083,000

Total Repurchase Agreements (Cost $6,083,000)		6,083,000

Total Investments – 102.3% (Cost $121,452,301)		101,695,518

Other Liabilities, Net – (2.3)%		(2,244,006)

Total Net Assets – 100.0%		$99,451,512

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$95,612,518
Level 2 – Significant Other Observable Inputs	6,083,000
Level 3 – Significant Unobservable Inputs	—

Total	$101,695,518

The accompanying notes are an integral part of these financial statements.

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS Emerging Growth	RS Smaller Company Growth
Assets
Investments, at value	$271,178,891	$101,695,518
Cash and cash equivalents	301	437
Foreign currency, at value	—	—
Receivable for fund shares subscribed	142,292	125,324
Receivable for investments sold	80,776	160,043
Dividends/interest receivable	41,722	15,306
Prepaid expenses	21,927	56,265
Total Assets	271,465,909	102,052,893
Liabilities
Payable for fund shares redeemed	12,827,572	2,322,826
Payable for investments purchased	—	—
Accrued transfer agent fees	228,553	74,572
Payable to adviser	206,757	83,783
Accrued shareholder reports expense	79,251	46,531
Payable to distributor	53,404	20,987
Trustees’ deferred compensation	25,448	10,946
Accrued audit fees	7,198	6,571
Accrued expenses/other liabilities	65,319	35,165
Total Liabilities	13,493,502	2,601,381
Total Net Assets	$257,972,407	$99,451,512
Net Assets Consist of:
Paid-in capital	$1,641,668,489	$176,742,367
Distributions in excess of net investment income	—	—
Accumulated net investment income/(loss)	(33,610)	42,278
Accumulated net realized loss from investments and foreign currency transactions	(1,340,094,568)	(57,576,350)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(43,567,904)	(19,756,783)
Total Net Assets	$257,972,407	$99,451,512
Investments, at Cost	$314,746,795	$121,452,301
Foreign Currency, at Cost	$—	$—
Pricing of Shares
Net Assets:
Class A	$251,232,731	$98,314,532
Class C	305,059	17,854
Class K	212,437	93,132
Class Y	6,222,180	1,025,994
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,366,167	9,369,734
Class C	14,030	1,735
Class K	9,763	9,007
Class Y	279,956	97,366
Net Asset Value Per Share:
Class A	$22.10	$10.49
Class C	21.74	10.29
Class K	21.76	10.34
Class Y	22.23	10.54
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$23.20	$11.01

The accompanying notes are an integral part of these financial statements.

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2008

	RS Emerging Growth	RS Smaller Company Growth
Investment Income
Interest	$823,391	$424,115
Dividends	414,770	353,905
Withholding taxes on foreign dividends	(6,224)	(2,912)
Total Investment Income	1,231,937	775,108
Expenses
Investment advisory fees	3,980,498	1,810,255
Distribution fees	1,030,567	449,809
Transfer agent fees	627,923	201,391
Shareholder reports	197,133	153,643
Registration fees	62,795	78,552
Custodian fees	92,044	62,653
Professional fees	92,128	45,665
Administrative service fees	68,223	28,844
Insurance expense	21,239	9,243
Trustees’ fees and expenses	30,682	(49,051)
Other expenses	21,413	12,359
Total Expenses	6,224,645	2,803,363
Less: Fee waiver by adviser	—	(18,104)
Less: Custody credits	(6,529)	(5,191)
Total Expenses, Net	6,218,116	2,780,068
Net Investment Loss	(4,986,179)	(2,004,960)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(99,009,517)	(56,333,732)
Net realized gain/(loss) from foreign currency transactions	—	—
Net change in unrealized depreciation on investments	(141,728,771)	(57,760,752)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	—	—
Net Loss on Investments and Foreign Currency Transactions	(240,738,288)	(114,094,484)
Net Decrease in Net Assets Resulting from Operations	$(245,724,467)	$(116,099,444)

The accompanying notes are an integral part of these financial statements.

Financial Information (continued)

Statement of Changes in Net Assets

	RS Emerging Growth		RS Smaller Company Growth
	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(4,986,179)	$(7,213,982)	$(2,004,960)	$(2,702,419)
Net realized gain/(loss) from investments	(99,009,517)	137,483,199	(56,333,732)	21,084,983
Net change in unrealized appreciation/(depreciation) on investments	(141,728,771)	(41,900,251)	(57,760,752)	(3,194,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(245,724,467)	88,368,966	(116,099,444)	15,188,185
Distributions to Shareholders
Net realized gain on investments
Class A	—	—	(1,240,187)	(18,484,101)
Class C	—	—	(220)	—
Class K	—	—	(1,125)	(4,390)
Class Y	—	—	(12,853)	(121,822)
Total Distributions	—	—	(1,254,385)	(18,610,313)
Capital Share Transactions
Proceeds from sales of shares	64,211,839	91,867,753	68,570,124	58,174,492
Reinvestment of distributions	—	—	1,205,455	16,553,386
Cost of shares redeemed	(134,872,668)	(344,292,478)	(104,505,777)	(119,249,454)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(70,660,829)	(252,424,725)	(34,730,198)	(44,521,576)
Net Increase/(Decrease) in Net Assets	(316,385,296)	(164,055,759)	(152,084,027)	(47,943,704)
Net Assets
Beginning of year	574,357,703	738,413,462	251,535,539	299,479,243
End of year	$257,972,407	$574,357,703	$99,451,512	$251,535,539
Accumulated Net Investment Income/(Loss) Included in Net Assets	$(33,610)	$(3,135,905)	$42,278	$(72,723)
Other Information:
Shares
Sold	2,057,370	2,302,928	4,276,871	2,607,248
Reinvested	—	—	118,197	814,624
Redeemed	(4,521,610)	(8,878,666)	(7,208,635)	(5,323,827)
Net Increase/(Decrease)	(2,464,240)	(6,575,738)	(2,813,567)	(1,901,995)

The accompanying notes are an integral part of these financial statements.

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Growth Fund (Class A)
Year Ended 12/31/08	$40.63	$(0.48)	$(18.05)	$(18.53)	$—	$—	$—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
RS Emerging Growth Fund (Class C)
Year Ended 12/31/08	$40.56	$(0.49)	$(18.33)	$(18.82)	$—	$—	$—
Period From 09/06/07[3] to 12/31/07[4]	40.51	(0.09)	0.14	0.05	—	—	—
RS Emerging Growth Fund (Class K)
Year Ended 12/31/08	$40.36	$(0.25)	$(18.35)	$(18.60)	$—	$—	$—
Period From 01/22/07[3] to 12/31/07[4]	35.52	(0.35)	5.19	4.84	—	—	—
RS Emerging Growth Fund (Class Y)
Year Ended 12/31/08	$40.73	$(0.25)	$(18.25)	$(18.50)	$—	$—	$—
Period From 05/01/07[3] to 12/31/07[4]	37.61	(0.16)	3.28	3.12	—	—	—
RS Smaller Company Growth Fund (Class A)
Year Ended 12/31/08	$20.46	$(0.21)	$(9.63)	$(9.84)	$—	$(0.13)	$(0.13)
Year Ended 12/31/07	21.10	(0.22)	1.19	0.97	—	(1.61)	(1.61)
Year Ended 12/31/06	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)
Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
RS Smaller Company Growth Fund (Class C)
Period From 01/02/08[3] to 12/31/08[4]	$20.18	$(0.20)	$(9.56)	$(9.76)	$—	$(0.13)	$(0.13)
RS Smaller Company Growth Fund (Class K)
Year Ended 12/31/08	$20.40	$(0.24)	$(9.69)	$(9.93)	$—	$(0.13)	$(0.13)
Period From 03/02/07[3] to 12/31/07[4]	20.92	(0.05)	1.14	1.09	—	(1.61)	(1.61)
RS Smaller Company Growth Fund (Class Y)
Year Ended 12/31/08	$20.50	$(0.12)	$(9.71)	$(9.83)	$—	$(0.13)	$(0.13)
Period From 05/01/07[3] to 12/31/07[4]	22.01	(0.04)	0.14	0.10	—	(1.61)	(1.61)

The accompanying notes are an integral part of these financial statements.

	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Emerging Growth Fund (Class A)
Year Ended 12/31/08	$22.10	(45.61)%	$251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
Year Ended 12/31/07	40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
Year Ended 12/31/06	35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
Year Ended 12/31/05	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
Year Ended 12/31/04	32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
RS Emerging Growth Fund (Class C)
Year Ended 12/31/08	$21.74	(46.40)%	$305	3.11%	3.11%	(2.85)%	(2.85)%	159%
Period From 09/06/07[3] to 12/31/07[4]	40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%
RS Emerging Growth Fund (Class K)
Year Ended 12/31/08	$21.76	(46.09)%	$212	2.40%	2.40%	(2.14)%	(2.14)%	159%
Period From 01/22/07[3] to 12/31/07[4]	40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%
RS Emerging Growth Fund (Class Y)
Year Ended 12/31/08	$22.23	(45.42)%	$6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
Period From 05/01/07[3] to 12/31/07[4]	40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%
RS Smaller Company Growth Fund (Class A)
Year Ended 12/31/08	$10.49	(48.08)%	$98,315	1.54%	1.55%	(1.11)%	(1.12)%	169%
Year Ended 12/31/07	20.46	4.64%	249,795	1.51%	1.52%	(0.94)%	(0.95)%	136%
Year Ended 12/31/06	21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
Year Ended 12/31/05	21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
Year Ended 12/31/04	22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%
RS Smaller Company Growth Fund (Class C)
Period From 01/02/08[3] to 12/31/08[4]	$10.29	(48.35)%	$18	3.82%	3.84%	(3.42)%	(3.44)%	169%
RS Smaller Company Growth Fund (Class K)
Year Ended 12/31/08	$10.34	(48.66)%	$93	2.70%	2.71%	(2.30)%	(2.31)%	169%
Period From 03/02/07[3] to 12/31/07[4]	20.40	5.25%	61	1.90%	3.40%	(1.32)%	(2.82)%	136%
RS Smaller Company Growth Fund (Class Y)
Year Ended 12/31/08	$10.54	(47.94)%	$1,026	1.27%	1.28%	(0.85)%	(0.86)%	169%
Period From 05/01/07[3] to 12/31/07[4]	20.50	0.49%	1,679	1.25%	1.30%	(0.60)%	(0.65)%	136%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.
[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Commencement of operations.
[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS Emerging Growth Fund and RS Smaller Company Growth Fund (each a “Fund”, collectively the “Funds”). The Funds are registered as diversified funds.

The Funds offer Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
RS Emerging Growth Fund	$—	$—	—
RS Smaller Company Growth Fund	—	—	—

*	For the year ended December 31, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Emerging Growth Fund	0.95%
RS Smaller Company Growth Fund	1.00%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from Smaller Company Growth Fund in excess of the rates set forth below:

Fund	Rate
RS Smaller Company Growth Fund	0.99%

For the year ended December 31, 2008, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Emerging Growth Fund
Class A	0.25%	$1,026,983
Class C	1.00%	2,307
Class K	0.65%	1,277
Class Y	0.00%	—
RS Smaller Company Growth Fund
Class A	0.25%	449,096
Class C	1.00%	102
Class K	0.65%	611
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Emerging Growth Fund	$2,068
RS Smaller Company Growth Fund	947

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Emerging Growth Fund	$678
RS Smaller Company Growth Fund	750

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2008	2007	2008	2007
RS Emerging Growth Fund	$—	$—	$—	$—
RS Smaller Company Growth Fund	—	4,934,003	1,254,385	13,676,310

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2009	2010	2014	2015	2016	Total
RS Emerging Growth Fund	$505,722,821	$722,212,997	$—	$—	$66,429,491	$1,294,365,309
RS Smaller Company Growth Fund	—	—	—	—	30,082,754	30,082,754

During the year ended December 31, 2008, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Emerging Growth Fund	$—
RS Smaller Company Growth Fund	—

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Emerging Growth Fund	$35,384,351
RS Smaller Company Growth Fund	25,485,260

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Emerging Growth Fund	$325,091,703	$(53,912,812)	$16,681,724	$(70,594,536)
RS Smaller Company Growth Fund	123,460,637	(21,765,119)	8,151,711	(29,916,830)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

	RS Emerging Growth Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,965,350	$62,111,363	2,019,943	$81,014,471
Shares redeemed	(4,456,120)	(132,776,846)	(8,872,900)	(344,065,434)

Net decrease	(2,490,770)	$(70,665,483)	(6,852,957)	$(263,050,963)
Class C
Shares sold	13,824	$385,322	3,966	$165,783
Shares redeemed	(3,760)	(109,380)	— (a)	(24)

Net increase	10,064	$275,942	3,966	$165,759
Class K
Shares sold	9,420	$300,710	1,607	$63,943
Shares redeemed	(1,252)	(35,900)	(12)	(484)

Net increase	8,168	$264,810	1,595	$63,459
Class Y
Shares sold	68,776	$1,414,444	277,412	$10,623,556
Shares redeemed	(60,478)	(1,950,542)	(5,754)	(226,536)

Net increase/(decrease)	8,298	$(536,098)	271,658	$10,397,020

(a)	Rounds to less than one full share.

	RS Smaller Company Growth Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,227,396	$67,839,900	2,508,706	$55,958,544
Shares reinvested	116,808	1,191,258	808,424	16,427,173
Shares redeemed	(7,180,983)	(104,089,800)	(5,303,981)	(118,807,659)

Net decrease	(2,836,779)	$(35,058,642)	(1,986,851)	$(46,421,942)
Class C
Shares sold	1,714	$24,300	—	$—
Shares reinvested	21	219	—	—

Net increase	1,735	$24,519	—	$—
Class K
Shares sold	7,454	$119,465	2,769	$62,246
Shares reinvested	112	1,125	217	4,391
Shares redeemed	(1,545)	(19,454)	—	—

Net increase	6,021	$101,136	2,986	$66,637
Class Y
Shares sold	40,307	$586,459	95,773	$2,153,702
Shares reinvested	1,256	12,853	5,983	121,822
Shares redeemed	(26,107)	(396,523)	(19,846)	(441,795)

Net increase	15,456	$202,789	81,910	$1,833,729

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Emerging Growth Fund	$625,920,533	$664,055,667
RS Smaller Company Growth Fund	284,186,724	306,354,837

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Growth Fund, RS Smaller Company Growth Fund and RS Select Growth Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

RS EMERGING GROWTH FUND (ACQUIRING FUND)

RS SMALLER COMPANY GROWTH FUND (ACQUIRED FUND)

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

(UNAUDITED)

	RS	RS			Pro Forma
	Emerging	Smaller Co	Pro Forma		RS Emerging
	Growth Fund	Growth Fund	Adjustments		Growth Fund
Assets
Investments, at value	$271,178,891	$101,695,518	$—		$372,874,409
Cash and cash equivalents	301	437	—		738
Receivable for investments sold	80,776	160,043	—		240,819
Receivable for fund shares subscribed	142,292	125,324	—		267,616
Dividends / interest receivable	41,722	15,306	—		57,028
Prepaid expenses	21,927	56,265	—		78,192

Total Assets	271,465,909	102,052,893	—		373,518,802

Liabilities
Payable for fund shares redeemed	12,827,572	2,322,826	—		15,150,398
Payable to adviser	206,757	83,783	—		290,540
Payable to distributor	53,404	20,987	—		74,391
Trustees’ deferred compensation	25,448	10,946	—		36,394
Accrued expenses / other liabilities	380,321	162,839	—		543,160

Total Liabilities	13,493,502	2,601,381	—		16,094,883

Total Net Assets:	$257,972,407	$99,451,512	$—		$357,423,919

Net Assets Consist of:
Paid-in capital	$1,641,668,489	$176,742,367	$(27,451,318	)(a)	$1,790,959,538
Accumulated net investment income/(loss)	(33,610)	42,278	(42,278	)(a)	(33,610)
Accumulated net realized loss from investments and foreign currency transactions	(1,340,094,568)	(57,576,350)	27,493,596	(a)	(1,370,177,322	)(b)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(43,567,904)	(19,756,783)	—		(63,324,687)

Total Net Assets	$257,972,407	$99,451,512	$—		$357,423,919

Investments, at Cost	$314,746,795	$121,452,301	$—		$436,199,096

Pricing of Shares
Net Assets:
Class A	$251,232,731	$98,314,532	$—		$349,547,263
Class C	305,059	17,854	—		322,913
Class K	212,437	93,132	—		305,569
Class Y	6,222,180	1,025,994	—		7,248,174

Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,366,167	9,369,734	(4,921,829	)(c)	15,814,072
Class C	14,030	1,735	(914	)(c)	14,851
Class K	9,763	9,007	(4,727	)(c)	14,043
Class Y	279,956	97,366	(51,203	)(c)	326,119

Net Asset Value Per Share:
Class A	$22.10	$10.49			$22.10
Class C	21.74	10.29			$21.74
Class K	21.76	10.34			$21.76
Class Y	22.23	10.54			$22.23

Sales Charge Class A (Load)	4.75%	4.75%			4.75%
Maximum Offering Price Per Class A Share	$23.20	$11.01			$23.21

(a)	Adjustments reflect the elimination of certain components of RS Smaller Company Growth Fund capital accounts in conjunction with the Reorganization.
(b)	Includes estimated capital loss carryovers of RS Smaller Company Growth Fund that may be used by RS Emerging Growth Fund subject to limitations under the Internal Revenue Code of 1986 and applicable Treasury Regulations.
(c)	Reflects the effect of the transfer of assets of RS Smaller Company Growth Fund, and the assumption of the liabilities by RS Emerging Growth Fund, in exchange for shares of RS Emerging Growth Fund.

RS EMERGING GROWTH FUND (ACQUIRING FUND)

RS SMALLER COMPANY GROWTH FUND (ACQUIRED FUND)

PRO FORMA COMBINING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(UNAUDITED)

	RS Emerging Growth Fund	RS Smaller Co Growth Fund	Pro Forma Adjustments		Pro Forma RS Emerging Growth Fund

Interest income	$823,391	$424,115	$—		$1,247,506
Dividend income	408,546	350,993	—		759,539

Total Investment Income	1,231,937	775,108	—		2,007,045

Expenses
Investment advisory fees	3,980,498	1,810,255	(90,513	)(a)	5,700,240
Distribution fees	1,030,567	449,809	—		1,480,376
Transfer agent fees	627,923	201,391	—		829,314
Shareholder reports	197,133	153,643	—		350,776
Custodian fees	92,044	62,653	(2,732	)(b)	151,965
Professional fees	92,128	45,665	(27,800	)(b)	109,993
Administrative service fees	68,223	28,844	—		97,067
Registration fees	62,795	78,552	(70,674	)(b)	70,673
Insurance expense	21,239	9,243	—		30,482
Trustees’ fees and expenses	30,682	(49,051)	—		(18,369)
Other expenses	21,413	12,359	—		33,772

Total Expenses	6,224,645	2,803,363	(191,719)		8,836,289
Less: Expense waiver by adviser	—	(18,104)	18,104	(c)	—
Less: Custody credits	(6,529)	(5,191)	—		(11,720)

Total Expenses, Net	6,218,116	2,780,068	(173,615)		8,824,569

Net Investment Income/(Loss)	(4,986,179)	(2,004,960)	173,615		(6,817,524)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(99,009,517)	(56,333,732)	—		(155,343,249)
Change in net unrealized depreciation on investments	(141,728,771)	(57,760,752)	—		(199,489,523)

Net Loss on Investments	(240,738,288)	(114,094,484)	—		(354,832,772)

Net Increase/(Decrease) In Net Assets Resulting from Operations	$(245,724,467)	$(116,099,444)	$173,615		$(361,650,296)

(a)	Adjustment reflects decrease due to difference in management fee rates between funds.
(b)	Adjustment reflects decrease due to the elimination of duplicative expenses achieved by merging the funds.
(c)	Adjustment reflects the elimination of the management fee cap waiver of acquired fund.

RS EMERGING GROWTH FUND (ACQUIRING FUND)

RS SMALLER COMPANY GROWTH FUND (ACQUIRED FUND)

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

	Pro Forma RS Investment Trust	Pro Forma	RS Smaller Company Growth Fund		RS Emerging Growth Fund			Pro Forma RS Emerging Growth Fund
	% of Market Value	% of Value	Shares	Value	Shares	Market Value	Pro Forma Adjustments	Shares	Value
Common Stocks	92.7%	92.7%

Advertising Agencies	1.0%	1.0%
DG Fastchannel, Inc.(1)			83,685	$1,044,389	—	$—		83,685	$1,044,389
ValueClick, Inc.(1)			—	—	370,842	2,536,559		370,842	2,536,559

				1,044,389		2,536,559			3,580,948

Aerospace		0.9%
Aerovironment, Inc.(1)			24,500	901,845	64,210	2,363,570		88,710	3,265,415

				901,845		2,363,570			3,265,415

Air Transport		0.5%
Allegiant Travel Co.(1)			10,810	525,042	28,170	1,368,217		38,980	1,893,259

				525,042		1,368,217			1,893,259

Banks - Outside New York City		0.9%
PrivateBancorp, Inc.			29,960	972,502	78,070	2,534,152		108,030	3,506,654

				972,502		2,534,152			3,506,654

Beverage - Soft Drinks		1.0%
Peet’s Coffee & Tea, Inc.(1)			43,030	1,000,448	121,860	2,833,245		164,890	3,833,693

				1,000,448		2,833,245			3,833,693

Biotechnology Research & Production		4.1%
Alexion Pharmaceuticals, Inc.(1)			28,380	1,027,072	56,690	2,051,611		85,070	3,078,683
Myriad Genetics, Inc.(1)			11,370	753,376	29,030	1,923,528		40,400	2,676,904
OSI Pharmaceuticals, Inc.(1)			27,650	1,079,733	90,300	3,526,215		117,950	4,605,948
Vnus Medical Technologies(1)			99,296	1,610,581	209,270	3,394,359		308,566	5,004,940

				4,470,762		10,895,713			15,366,475

Casinos & Gambling		1.3%
Scientific Games Corp., Class A(1)			109,250	1,916,245	162,770	2,854,986		272,020	4,771,231

				1,916,245		2,854,986			4,771,231

Chemicals		1.3%
Calgon Carbon Corp.(1)			—	—	84,890	1,303,911		84,890	1,303,911
FMC Corp.			24,800	1,109,304	56,640	2,533,507		81,440	3,642,811

				1,109,304		3,837,418			4,946,722

Communications Technology		4.5%
Atheros Communications(1)			—	—	142,856	2,044,269		142,856	2,044,269
Cbeyond, Inc.(1)			—	—	263,461	4,210,107		263,461	4,210,107
Comtech Telecommunications Corp.(1)			—	—	57,280	2,624,570		57,280	2,624,570
j2 Global Communications, Inc.(1)			98,670	1,977,347	217,322	4,355,133		315,992	6,332,480
Syniverse Holdings, Inc.(1)			129,220	1,542,887	—	—		129,220	1,542,887

				3,520,234		13,234,079			16,754,313

Computer Services, Software & Systems		12.1%
3PAR, Inc.(1)			—	—	414,700	3,180,749		414,700	3,180,749
Akamai Technologies, Inc.(1)			66,540	1,004,089	148,600	2,242,374		215,140	3,246,463
Digital River, Inc.(1)			41,370	1,025,976	198,250	4,916,600		239,620	5,942,576
Ebix, Inc.(1)			79,578	1,901,914	—	—		79,578	1,901,914
EPIQ Systems, Inc.(1)			87,030	1,454,271	—	—		87,030	1,454,271
Equinix, Inc.(1)			29,945	1,592,775	60,720	3,229,697		90,665	4,822,472
Gartner, Inc.(1)			—	—	169,800	3,027,534		169,800	3,027,534
Informatica Corp.(1)			—	—	158,380	2,174,557		158,380	2,174,557
Internet Brands, Inc., Class A(1)			445,603	2,593,409	—	—		445,603	2,593,409
Netezza Corp.(1)			—	—	351,155	2,331,669		351,155	2,331,669
NetScout Systems, Inc.(1)			101,522	875,120	—	—		101,522	875,120
Omniture, Inc.(1)			90,264	960,409	322,248	3,428,719		412,512	4,389,128
PROS Holdings, Inc.(1)			234,070	1,345,902	578,589	3,326,887		812,659	4,672,789
Rackspace Hosting, Inc.(1)			157,369	846,645	357,419	1,922,914		514,788	2,769,559
Web.com Group, Inc.(1)			481,347	1,761,730	—	—		481,347	1,761,730

				15,362,240		29,781,700			45,143,940

Computer Technology		2.0%
Data Domain, Inc.(1)			66,410	1,248,508	210,600	3,959,280		277,010	5,207,788
Riverbed Technology, Inc.(1)			—	—	212,870	2,424,589		212,870	2,424,589

				1,248,508		6,383,869			7,632,377

Consumer Electronics		1.2%
Netflix, Inc.(1)			37,880	1,132,233	114,260	3,415,231		152,140	4,547,464

				1,132,233		3,415,231			4,547,464

	Pro Forma RS Investment Trust	Pro Forma	RS Smaller Company Growth Fund		RS Emerging Growth Fund			Pro Forma RS Emerging Growth Fund
	% of Market Value	% of Value	Shares	Value	Shares	Market Value	Pro Forma Adjustments	Shares	Value

Diversified Financial Services		0.2%
Cardtronics, Inc.(1)			123,741	159,626	328,486	423,747		452,227	583,373

				159,626		423,747			583,373

Diversified Materials & Processing		1.1%
Hexcel Corp.(1)			158,398	1,170,561	399,660	2,953,487		558,058	4,124,048

				1,170,561		2,953,487			4,124,048

Drugs & Pharmaceuticals		1.1%
United Therapeutics Corp.(1)			14,870	930,119	50,450	3,155,648		65,320	4,085,767

				930,119		3,155,648			4,085,767

Education Services		2.5%
American Public Education, Inc.(1)			—	—	34,170	1,270,783		34,170	1,270,783
Capella Education Co.(1)			—	—	52,249	3,070,151		52,249	3,070,151
DeVry, Inc.			26,400	1,515,624	63,220	3,629,460		89,620	5,145,084

				1,515,624		7,970,394			9,486,018

Electronics - Medical Systems		4.8%
Haemonetics Corp.(1)			22,280	1,258,820	66,690	3,767,985		88,970	5,026,805
Illumina, Inc.(1)			—	—	142,882	3,722,076		142,882	3,722,076
Luminex Corp.(1)			48,020	1,025,707	144,976	3,096,687		192,996	4,122,394
Masimo Corp.(1)			—	—	67,780	2,021,877		67,780	2,021,877
Natus Medical, Inc.(1)			70,042	907,044	148,830	1,927,349		218,872	2,834,393

				3,191,571		14,535,974			17,727,545

Electronics - Semi-Conductors/Components		3.3%
Cavium Networks, Inc.(1)			82,540	867,495	331,947	3,488,763		414,487	4,356,258
IPG Photonics Corp.(1)			—	—	192,414	2,536,017		192,414	2,536,017
Microsemi Corp.(1)			83,880	1,060,243	—	—		83,880	1,060,243
Netlogic Microsystems, Inc.(1)			43,490	957,215	96,390	2,121,544		139,880	3,078,759
O2Micro International Ltd., ADR(1)			—	—	619,063	1,213,363		619,063	1,213,363

				2,884,953		9,359,687			12,244,640

Electronics - Technology		1.0%
Super Micro Computer, Inc.(1)			154,591	978,561	448,361	2,838,125		602,952	3,816,686

				978,561		2,838,125			3,816,686

Finance Companies		1.2%
Riskmetrics Group, Inc.(1)			84,740	1,261,779	208,290	3,101,438		293,030	4,363,217

				1,261,779		3,101,438			4,363,217

Financial Data Processing Services & Systems		3.3%
CyberSource Corp.(1)			109,885	1,317,521	287,892	3,451,825		397,777	4,769,346
Genpact Ltd.(1)			—	—	474,660	3,901,705		474,660	3,901,705
MSCI, Inc., Class A(1)			61,496	1,092,169	136,190	2,418,735		197,686	3,510,904

				2,409,690		9,772,265			12,181,955

Financial Information Services		0.8%
FactSet Research Systems, Inc.			—	—	69,360	3,068,486		69,360	3,068,486

				—		3,068,486			3,068,486

Financial Miscellaneous		1.7%
Portfolio Recovery Associates, Inc.(1)			23,230	786,103	57,110	1,932,602		80,340	2,718,705
Stifel Financial Corp.(1)			22,010	1,009,159	57,670	2,644,170		79,680	3,653,329

				1,795,262		4,576,772			6,372,034

Forms And Bulk Printing Services		0.4%
Innerworkings, Inc.(1)			210,980	1,381,919	—	—		210,980	1,381,919

				1,381,919		—			1,381,919

Health Care Facilities		2.3%
IPC The Hospitalist Co.(1)			57,647	970,199	184,279	3,101,416		241,926	4,071,615
Psychiatric Solutions, Inc.(1)			33,760	940,216	125,970	3,508,264		159,730	4,448,480

				1,910,415		6,609,680			8,520,095

Health Care Management Services		3.4%
athenahealth, Inc.(1)			28,640	1,077,437	98,834	3,718,135		127,474	4,795,572
Catalyst Health Solutions, Inc.(1)			44,139	1,074,785	105,519	2,569,388		149,658	3,644,173
Phase Forward, Inc.(1)			58,680	734,673	273,096	3,419,162		331,776	4,153,835

				2,886,895		9,706,685			12,593,580

Health Care Services		3.4%
Amedisys, Inc.(1)			29,720	1,228,625	78,200	3,232,788		107,920	4,461,413
CardioNet, Inc.(1)			86,300	2,127,295	227,290	5,602,698		313,590	7,729,993
NovaMed, Inc.(1)			188,004	650,494	—	—		188,004	650,494

				4,006,414		8,835,486			12,841,900

	Pro Forma RS Investment Trust	Pro Forma	RS Smaller Company Growth Fund		RS Emerging Growth Fund			Pro Forma RS Emerging Growth Fund
	% of Market Value	% of Value	Shares	Value	Shares	Market Value	Pro Forma Adjustments	Shares	Value
Insurance - Life		0.3%
Life Partners Holdings, Inc.			26,969	1,176,927	—	—		26,969	1,176,927

				1,176,927		—			1,176,927

Insurance - Multi-Line		0.4%
eHealth, Inc.(1)			116,210	1,543,269	—	—		116,210	1,543,269

				1,543,269		—			1,543,269

Insurance - Property-Casualty		1.6%
AmTrust Financial Services, Inc.			197,810	2,294,596	317,455	3,682,478		515,265	5,977,074

				2,294,596		3,682,478			5,977,074

Jewelry Watches & Gemstones		0.6%
Fossil, Inc.(1)			—	—	138,220	2,308,274		138,220	2,308,274

				—		2,308,274			2,308,274

Machinery - Oil Well Equipment & Services		2.6%
Core Laboratories N.V.			17,040	1,020,015	43,919	2,628,991		60,959	3,649,006
Dril-Quip, Inc.(1)			41,640	854,036	89,640	1,838,517		131,280	2,692,553
Superior Energy Services, Inc.(1)			58,480	931,586	146,000	2,325,780		204,480	3,257,366

				2,805,637		6,793,288			9,598,925

Machinery - Specialty		1.2%
Flow International Corp.(1)			607,194	1,469,409	1,169,352	2,829,832		1,776,546	4,299,241

				1,469,409		2,829,832			4,299,241

Medical & Dental Instruments & Supplies		6.0%
Conceptus, Inc.(1)			72,282	1,100,132	107,603	1,637,718		179,885	2,737,850
Insulet Corp.(1)			—	—	252,550	1,949,686		252,550	1,949,686
LeMaitre Vascular, Inc.(1)			576,804	1,165,144	—			576,804	1,165,144
NuVasive, Inc.(1)			33,640	1,165,626	99,610	3,451,486		133,250	4,617,112
ResMed, Inc.(1)			23,810	892,399	106,310	3,984,499		130,120	4,876,898
The Spectranetics Corp.(1)			357,928	934,192	186,170	485,904		544,098	1,420,096
Thoratec Corp.(1)			16,020	520,490	44,360	1,441,256		60,380	1,961,746
Volcano Corp.(1)			59,510	892,650	180,680	2,710,200		240,190	3,602,850

				6,670,633		15,660,749			22,331,382

Medical Services		0.3%
Genoptix, Inc.(1)			28,490	970,939	—	—		28,490	970,939

				970,939		—			970,939

Miscellaneous Health Care		1.3%
MedAssets, Inc.(1)			120,580	1,760,468	220,470	3,218,862		341,050	4,979,330

				1,760,468		3,218,862			4,979,330

Oil - Crude Producers		2.3%
Arena Resources, Inc.(1)			40,910	1,149,162	113,560	3,189,900		154,470	4,339,062
Comstock Resources, Inc.(1)			23,540	1,112,265	68,210	3,222,923		91,750	4,335,188

				2,261,427		6,412,823			8,674,250

Pollution Control And Environmental Services		1.3%
Team, Inc.(1)			46,420	1,285,834	123,920	3,432,584		170,340	4,718,418

				1,285,834		3,432,584			4,718,418

Printing And Copying Services		0.7%
VistaPrint Ltd.(1)			—	—	148,090	2,755,955		148,090	2,755,955

				—		2,755,955			2,755,955

Restaurants		1.6%
BJ’s Restaurants, Inc.(1)			—	—	243,250	2,619,803		243,250	2,619,803
P.F. Chang’s China Bistro, Inc.(1)			—	—	151,010	3,162,149		151,010	3,162,149

				—		5,781,952			5,781,952

Retail		6.9%
Aeropostale, Inc.(1)			—	—	150,920	2,429,812		150,920	2,429,812
FGX International Holdings Ltd.(1)			180,750	2,483,505	—	—		180,750	2,483,505
GSI Commerce, Inc.(1)			—	—	401,311	4,221,792		401,311	4,221,792
Jos. A. Bank Clothiers, Inc.(1)			34,291	896,710	—	—		34,291	896,710
Lumber Liquidators, Inc.(1)			87,810	927,273	317,620	3,354,067		405,430	4,281,340
Priceline.com, Inc.(1)			14,400	1,060,560	66,430	4,892,570		80,830	5,953,130
Urban Outfitters, Inc.(1)			—	—	171,230	2,565,025		171,230	2,565,025
Volcom, Inc.(1)			—	—	281,157	3,064,611		281,157	3,064,611

				5,368,048		20,527,877			25,895,925

Services - Commercial		1.5%
FTI Consulting, Inc.(1)			26,600	1,188,488	81,120	3,624,442		107,720	4,812,930
Rollins, Inc.			38,893	703,186	—	—		38,893	703,186

				1,891,674		3,624,442			5,516,116

	Pro Forma RS Investment Trust	Pro Forma	RS Smaller Company Growth Fund		RS Emerging Growth Fund			Pro Forma RS Emerging Growth Fund
	% of Market Value	% of Value	Shares	Value	Shares	Market Value	Pro Forma Adjustments	Shares	Value
Utilities - Telecommunications		2.8%
Neutral Tandem, Inc.(1)			118,790	1,926,774	300,991	4,882,074		419,781	6,808,848
Premiere Global Services, Inc.(1)			223,070	1,920,632	208,135	1,792,042		431,205	3,712,674

				3,847,406		6,674,116			10,521,522

TOTAL COMMON STOCKS				93,033,408		252,649,845			345,683,253
(Cost $111,542,101 and $295,849,356)

Exchange-Traded Funds	0.0%	1.4%

iShares Nasdaq Biotechnology Index Fund			—	—	38,700	2,749,635		38,700	2,749,635
iShares Russell 2000 Growth Index Fund			50,710	2,579,110	—	—		50,710	2,579,110

TOTAL EXCHANGE-TRADED FUNDS				2,579,110		2,749,635			5,328,745
(Cost $3,827,200 and $3,120,439)

Warrants		0.0%

Communications Technology		0.0%
Lantronix, Inc.(1)(2)			—	—	14,718	2,411		14,718	2,411

				—		2,411			2,411

TOTAL WARRANTS				—		2,411			2,411
(Cost $0 and $0)

Repurchase Agreements		5.9%

State Street Bank and Trust Co. Repurchase Agreement				6,083,000		15,777,000			21,860,000

TOTAL REPURCHASE AGREEMENTS				6,083,000		15,777,000			21,860,000
(Cost $6,083,000 and $15,777,000)

TOTAL INVESTMENTS	100.0%			101,695,518		271,178,891			372,874,409
(Cost $121,452,301 and $314,746,795)
[1] Non income producing security.
[2] Fair valued security.

ADR — American Depository Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs
Level 1 - Quoted Prices				95,612,518		255,399,480			351,011,998
Level 2 - Significant Other Observable Inputs				6,083,000		15,779,411			21,862,411
Level 3 - Significant Unobservable Inputs				—		—			—
Total				101,695,518		271,178,891			372,874,409

RS EMERGING GROWTH FUND

Pro forma Notes to Combining Financial Statements

December 31, 2008

(unaudited)

1. Description of the Fund

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to one series offered by the Trust: RS Emerging Growth Fund (“Acquiring Fund”). The Fund is registered as a diversified fund.

The Fund offers Class A, C K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class specific expenses and voting rights with respect to matters affecting fewer than all classes.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of RS Smaller Company Growth Fund (“Target Fund”), also a series of RS Investment Trust, by the Acquiring Fund as if such acquisition had taken place on December 31, 2008.

Under the terms of the Plan of Reorganization, the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Target Fund and the Acquiring Fund have been combined as of and for the twelve months ended December 31, 2008. Following the acquisition, the Acquiring Fund will be the survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investments securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their annual reports for the year ended December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place on December 31, 2008.

3. Portfolio Valuation

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Target Fund, as of December 31, 2008, divided by the net asset value per share of the Acquiring Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	11,366,167	4,447,905	15,814,072
Class C	14,030	821	14,851
Class K	9,763	4,280	14,043
Class Y	279,956	46,163	326,119

5. Federal Income Taxes

Both funds have elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The cost of investments for tax purposes will remain unchanged for the combined fund.

RS EMERGING GROWTH FUND

Pro forma

Capitalization and Ratios

December 31, 2008

(unaudited)

The Pro Forma Capitalization and Ratios and the Pro Forma Annual Fund Operating Expenses which follow below are not required by the SEC as part of the Pro Forma Financial Statements. However, we have included them here as they are prepared to support disclosures required in Form N-14.

	Target Fund	Acquiring Fund	Pro Forma Combined
Net Assets
Class A	$98,314,532	$251,232,731	$349,547,263
Class C	17,854	305,059	322,913
Class K	93,132	212,437	305,569
Class Y	1,025,994	6,222,180	7,248,174

Net Asset Value Per Share
Class A	$10.49	$22.10	$22.10
Class C	10.29	21.74	21.74
Class K	10.34	21.76	21.76
Class Y	10.54	22.23	22.23

Shares Outstanding
Class A	9,369,734	11,366,167	15,814,072
Class C	1,735	14,030	14,851
Class K	9,007	9,763	14,043
Class Y	97,366	279,956	326,119

Net Ratio of expenses to average net assets
Class A	1.56%	1.51%	1.50%
Class C	3.85%	3.13%	3.14%
Class K	2.72%	2.42%	2.48%
Class Y	1.29%	1.18%	1.17%

RS EMERGING GROWTH FUND

Pro forma

Annual Fund Operating Expenses

For the Twelve Months Ended December 31, 2008

(unaudited)

	Target Fund
	Class A	Class C	Class K	Class Y
Management fees	1.00%	1.00%	1.00%	1.00%

12b-1 fees	0.25%	1.00%	0.65%	0.00%

Other expenses	0.30%	1.84%	1.06%	0.28%

Underlying fund fees & expenses (a)	0.02%	0.02%	0.02%	0.02%

Total annual operating expenses	1.57%	3.86%	2.73%	1.30%

Fee Waiver/Expense Limitation	-0.01%	-0.01%	-0.01%	-0.01%

Net Expenses (b)	1.56%	3.85%	2.72%	1.29%

	Acquiring Fund
	Class A	Class C	Class K	Class Y
Management fees	0.95%	0.95%	0.95%	0.95%

12b-1 fees	0.25%	1.00%	0.65%	0.00%

Other expenses	0.29%	1.16%	0.80%	0.21%

Underlying fund fees & expenses (a)	0.02%	0.02%	0.02%	0.02%

Total annual operating expenses	1.51%	3.13%	2.42%	1.18%

	Pro Forma Combined Fund
	Class A	Class C	Class K	Class Y
Management fees	0.95%	0.95%	0.95%	0.95%

12b-1 fees	0.25%	1.00%	0.65%	0.00%

Other expenses	0.28%	1.17%	0.86%	0.20%

Underlying fund fees & expenses (a)	0.02%	0.02%	0.02%	0.02%

Total annual operating expenses	1.50%	3.14%	2.48%	1.17%

(a)	The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Underlying Funds”) for the fiscal year ended December 31, 2008.
(b)	RS Investments voluntarily reimbursed certain class specific expenses for the fiscal year ended December 31, 2008. Including the voluntary reimbursements, the Net Expenses were 3.84% for Class C shares.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet or telephone – it’s easy and confidential.

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

–      Read the proxy statement and have your proxy card available.

–      Go to [https://vote.XXX.com] and follow the on-screen directions.

Vote by Telephone:

–      Read the proxy statement and have your proxy card available.

–      Call toll free [1-866-XXX-XXXX] and follow the recorded instructions provided to cast your vote.

Please detach at perforation before mailing.

PROXY	RS INVESTMENT TRUST PROXY FOR THE MEETING OF SHAREHOLDERS OF RS SMALLER COMPANY GROWTH FUND [MEETING DATE], 2009	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas, and James E. Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Smaller Company Growth Fund, a series of RS Investment Trust, to be held at the offices of RS Investment Trust, 388 Market Street, San Francisco, California, at [MEETING TIME] (Pacific Time) on [MEETING DATE], 2009, and at any adjournments thereof, all of the shares of RS Smaller Company Growth Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

VOTE VIA THE INTERNET: [https://vote.XXX.com]
VOTE VIA THE TELEPHONE: [1-866-XXX-XXXX]

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

PROPOSALS BY RS INVESTMENT TRUST

1.

To approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Smaller Company Growth Fund, a series of RS Investment Trust (the “Trust”), to RS Emerging Growth Fund*, another series of the Trust, in exchange for shares of RS Emerging Growth Fund and the assumption by RS Emerging Growth Fund of all of the liabilities of RS Smaller Company Growth Fund, and the distribution of such shares to the shareholders of RS Smaller Company Growth Fund in complete liquidation of RS Smaller Company Growth Fund, all as described in the Prospectus/Proxy Statement.

*  Effective May 1, 2009, RS Emerging Growth Fund will be renamed RS Small Cap Growth Fund.

☐	To vote FOR

☐	To vote AGAINST

☐	To ABSTAIN

RS INVESTMENT TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.	INDEMNIFICATION

Under the terms of Registrant’s By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 16.	EXHIBITS

(1)	(a) Amended and Restated Agreement and Declaration of Trust of Registrant. /A/
(b) Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. /A/
(c) Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. /N/

(2)	(a) Copy of By-Laws of Registrant as amended through November 15, 2004. /B/
(b) Copy of By-Laws of Registrant as amended through November 7, 2007. /N/

(3)	Voting trust agreement affecting more than 5% of any class of equity securities – None.

(4)	Form of Agreement and Plan of Reorganization – filed as Appendix A to Part A hereof.

(5)	(a) Specimen Share Certificate. /C/
(b) Portions of Amended and Restated Agreement and Declaration of Trust Pertaining to Shareholders’ Rights. /B/
(c) Portions of By-Laws Pertaining to Shareholders’ Rights. /A/

(6)	(a) Amended and Restated Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant. /H/
(b) Amended Schedule 1 to Investment Advisory Agreement. /L/

(7)	(a) Distribution Agreement with Guardian Investor Services LLC. /G/
(b) Amendment to Distribution Agreement. /L/

(8)	Bonus, profit-sharing or pension plans – None.

(9)	(a) Master Custodian Agreement between Registrant, RS Variable Products Trust and State Street Bank and Trust Company. /I/
(b) Amendment to Master Custodian Agreement. /K/

(10)	(a) Amended and Restated Distribution Plan pursuant to Rule 12b-1. /F/
(b) 18f-3 Plan. /F/

(11)	Opinion and Consent of Counsel as to the legality of securities being registered – filed herewith.

(12)	Opinion and Consent of Counsel as to tax matters – to be filed by post-effective amendment.

(13)	(a) Transfer Agency and Services Agreement between Boston Financial Data Services and Registrant. /M/
(b) Administration Agreement between Registrant, RS Variable Products Trust and State Street Bank and Trust Company. /J/
(c) Amendment to Administration Agreement. /K/

(14)	Consent of Independent Accountants – filed herewith.

(15)	Financial Statements omitted pursuant to Item 14(a)(1) – None.

(16)	Powers of Attorney – filed herewith.

(17)	Statement of Additional Information of the Registrant, dated September 16, 2008 (as revised December 1, 2008) – filed herewith.

Incorporated by a reference to corresponding exhibits:

/A/	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on March 4, 1999. (Accession No. 0001047469-99-008510)

/B/	Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A on September 30, 2005. (Accession No. 0001047469-05-023717)

/C/	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 12, 1987.

/D/	Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A on January 9, 2001. (Accession No. 0000912057-01-000815)

/E/	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A on March 2, 2004. (Accession No. 0001047469-04-006287)

/F/	Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A on September 28, 2006. (Accession No. 0001104659-06-063790)

/G/	Incorporated by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A on November 1, 2006. (Accession No. 0001104659-06-070319)

/H/	Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A on March 2, 2007. (Accession No. 0001104659-07-015996)

/I/	Incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A on May 9, 2007. (Accession No. 0001104659-07-037658)

/J/	Incorporated by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A on July 23, 2007. (Accession No. 0001104659-07-055269)

/K/	Incorporated by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A on February 29, 2008. (Accession No. 0001193125-08-043840)

/L/	Incorporated by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A on May 1, 2008. (Accession No. 0001193125-08-097693)

/M/	Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A on September 16, 2008. (Accession No. 0001193125-08-196596)

/N/	Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A on February 27, 2009. (Accession No. 0001193125-09-040814)

Item 17.	UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of San Francisco, and State of California, on the 27th day of February, 2009.

RS Investment Trust

By:	/s/ TERRY R. OTTON
Terry R. Otton
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ TERRY R. OTTON	Trustee, President and Principal Executive Officer	February 27, 2009
Terry R. Otton

/s/ JAMES E. KLESCEWSKI*	Treasurer and Principal Financial and Accounting Officer	February 27, 2009
James E. Klescewski

/s/ JUDSON BERGMAN*	Trustee	February 27, 2009
Judson Bergman

/s/ KENNETH R. FITZSIMMONS, JR.*	Trustee	February 27, 2009
Kenneth R. Fitzsimmons, Jr.

/s/ ANNE M. GOGGIN*	Trustee	February 27, 2009
Anne M. Goggin

/s/ DENNIS J. MANNING*	Trustee	February 27, 2009
Dennis J. Manning

/s/ CHRISTOPHER C. MELVIN*	Trustee	February 27, 2009
Christopher C. Melvin

/s/ GLORIA S. NELUND*	Trustee	February 27, 2009
Gloria S. Nelund

/s/ JOHN P. ROHAL*	Trustee	February 27, 2009
John P. Rohal

*By:	/s/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney filed herewith.

EXHIBIT INDEX

RS INVESTMENT TRUST

Exhibit No.	Title of Exhibit
(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Accountants

(16)	Powers of Attorney

(17)	Statement of Additional Information of RS Investment Trust